                                  EXHIBIT 99.1

                         Long Beach Mortgage Loan Trust
                                     2004-A

                               LONG BEACH MORTAGE
                              Specialty Home Loans
                               Marketing Materials
                           $434,250,000 (Approximate)

                           Long Beach Mortgage Company
                           Seller and Master Servicer

                              RBS Greenwich Capital
                                Lead Underwriter

                           Credit Suisse First Boston
                                  Goldman Sachs
                               WaMu Capital Corp.
                                 Co-Underwriters

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                               Marketing Materials
                         Date Prepared:February 26, 2004
                           $434,250,000 (Approximate)
                      Long Beach Mortgage Loan Trust 2004-A

------------ --------------- -------------- -------------------- ------------------- --------------------- ------------------------
                Principal     WAL (Years)     Payment Window      Expected Rating       Assumed Final
Class(1,2)     Amount ($)    Call/Mat (5)   (Mths) Call/Mat(5)   S&P/Moody's/Fitch    Distribution Date       Certificate Type

A (3)          $319,470,000    1.23/1.23         1-35/1-35          AAA/Aaa/AAA           July 2033         Floating Rate Senior

M-1 (3)         $42,750,000    5.63/6.86       35-73/35-158          AA/Aa2/AA            July 2033             Floating Rate
                                                                                                                 Subordinate

M-2 (3)         $11,250,000    4.96/5.41       51-73/51-139         AA-/Aa3/AA-           July 2033             Floating Rate
                                                                                                                 Subordinate

M-3 (3)         $10,130,000    4.77/5.20       48-73/48-136           A+/A1/A+            July 2033             Floating Rate
                                                                                                                 Subordinate

M-4 (3)         $10,130,000    4.64/5.07       45-73/45-133            A/A2/A             July 2033             Floating Rate
                                                                                                                 Subordinate

M-5 (3)         $10,130,000    4.54/4.96       43-73/43-130           A-/A3/A-            July 2033             Floating Rate
                                                                                                                 Subordinate

M-6 (3)         $10,130,000    4.46/4.87       42-73/42-126        BBB+/Baa1/BBB+         July 2033             Floating Rate
                                                                                                                 Subordinate

M-7 (3)         $10,130,000    4.40/4.80       40-73/40-122         BBB/Baa2/BBB          July 2033             Floating Rate
                                                                                                                 Subordinate

M-8 (3)         $10,130,000    1.83/1.83        18-24/18-24        BBB-/Baa3/BBB-         July 2033             Floating Rate
                                                                                                                 Subordinate

B (6)           $15,750,000          Not Offered Hereby             BB+/Ba2/BB+           July 2033             Floating Rate
                                                                                                                 Subordinate

S (4)              Notional       N/A               N/A               AAA/Aaa           September 2006      Interest Only Senior

------------ --------------- -------------- -------------------- ------------------- --------------------- ------------------------
Total:         $434,250,000

(1)  The Class A, Class S, M-1, Class M-2, Class M-3, Class M-4, Class M-5,
     Class M-6, Class M-7, Class M-8 and Class B Certificates will be backed by the cash flows from the fixed-rate, second lien, residential Mortgage
     Loans. The principal balance (or notional balance) of each class of Offered
     Certificates is subject to a 10% variance.
(2)  The Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
     M-6, Class M-7 and Class M-8 Certificates will be priced to call. The margin on the Class A Certificates doubles and the margin on the Class M-1,
     Class M-2, Class M-3,Class M-4, Class M-5, Class M-6, Class M-7, Class M-8
     and Class B Certificates will increase by 1.5x on the first Distribution
     Date after the clean-up call is exercisable.
(3)  See "Net WAC Rate" herein.
(4)  The Class S Certificates will be interest-only certificates and will not be entitled to any principal payments. The Class S Certificates will accrue interest at a rate of 5.00% per annum for the first ten Distribution Dates and 2.50% per annum for the next twenty Distribution Dates thereafter on the notional balance equal to the lesser of (i) the applicable amount as set forth in the notional amount schedule as described herein and (ii) the aggregate principal balance of the Mortgage Loans with Adjusted Net
     Mortgage Rates in the excess of 5.00%. The Class S Certificates will not receive any payments after the 30th Distribution Date.
(5)  See "Pricing Prepayment Speed" herein.
(6)  The Class B Certificates will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers. The Class B
     Certificates are described herein because their amount, structure, collateral, rights, risks and other characteristics affect the amount, structure, collateral, rights, risks and other characteristics of the
     Offered Certificates.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Depositor: Long Beach Securities Corp.

     Seller and Master Servicer: Long Beach Mortgage Company.

     Sub-Servicer: Washington Mutual Bank, FA.

     Lead Underwriter: Greenwich Capital Markets, Inc. ("RBS Greenwich Capital")

     Co-Underwriters: Credit Suisse First Boston LLC Goldman Sachs WaMu Capital
Corp.

     Trustee: Deutsche Bank National Trust Company.

     Offered Certificates: The Class A Certificates and the Class S Certificates
are collectively referred to herein as the "Senior Certificates." The Class M-1,
Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8
Certificates are collectively referred to herein as the "Subordinate
Certificates." The Senior Certificates and the Subordinate Certificates are
collectively referred to herein as the "Offered Certificates."

     The Trust will also issue the Class B, Class C, Class P, Class R-CX, Class
R-PX and Class R Certificates, none of which will be publicly offered.

     Federal Tax Status: It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests for tax purposes.

     Registration: The Offered Certificates will be available in book-entry form through DTC and, upon request, through Clearstream, Luxembourg and the Euroclear
System.

     Cut-off Date: March 1, 2004.

     Expected Pricing Date: On or about the week of February 23, 2004.

     Expected Closing Date: On or about March 4, 2004.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Distribution Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in April 2004.

     Accrued Interest: The price to be paid by investors for the Class A, Class
M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class
M-8 Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class S Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (3 days).

     Interest Accrual Period: The interest accrual period for each Distribution
Date with respect to the Class A, Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class M-7 and Class M-8 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first
Distribution Date, the Closing Date) and ending on the day prior to such
Distribution Date (on an actual/360 basis). The interest accrual period for each
Distribution Date with respect to the Class S Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

     ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible.

     SMMEA Eligibility: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

     Optional Termination: The terms of the transaction will allow for a clean-up call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans and any REO Properties is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the
Cut-off Date.

     Pricing Prepayment Speed: The Offered Certificates will be priced based on the following collateral prepayment assumption: 30% CPR.

     Mortgage Loans: The Mortgage Loans will consist of a pool of fixed-rate, fully-amortizing, one-to four-family, second lien residential mortgage loans.
The description of the Mortgage Loans is on the basis of their scheduled principal balances as of the Cut-off Date. As of March 1, 2004, the mortgage pool will consist of the Mortgage Loans with an aggregate scheduled principal balance of approximately $450,000,016, the "Mortgage Loans."

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Adjusted Net Mortgage Rate: The "Adjusted Net Mortgage Rate" for each
Mortgage Loan is equal to the loan rate less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

     Pass-Through Rate: The "Pass-Through Rate" on each class of Offered
Certificates (other than the Class S Certificates) for any Distribution Date
(other than the first Distribution Date) will be a per annum rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Rate.

     The Pass-Through Rate on the Class S Certificates will be a per annum rate equal to 5.00% per annum for the first ten Distribution Dates, 2.50% per annum for the next twenty Distribution Dates and thereafter will be equal to 0.00%.

     Net WAC Rate: The "Net WAC Rate" for any Distribution Date (other than the first Distribution Date) on each class of Offered Certificates (other than the
Class S Certificates) and Class B Certificates will be a per annum rate equal to
(a) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage
Loans less (b) the percentage equivalent of a fraction, (1) the numerator of which is the Pass-Through Rate of the Class S Certificates multiplied by the notional amount of the Class S Certificates and (2) the denominator of which is the aggregate principal balance of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This
Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the
Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Net WAC Rate Carryover Amount: If on any Distribution Date the Pass-Through
Rate for any class of Offered Certificates (other than the Class S Certificates)
is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on a per annum rate equal to LIBOR plus the applicable margin over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net
WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the per annum rate equal to One Month LIBOR plus the applicable margin. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

     Monthly Servicer Advances: The Servicer is required to advance interest only (net of the servicing fee) for any delinquent Mortgage Loan, but is not required to make any advance the Servicer deems to be non-recoverable.

     Charge-off Policy: Any Mortgage Loan delinquent more than 180 days will be generally charged off.

     Credit Enhancement: Consists of the following: 1) Excess Cashflow; 2)
Overcollateralized Amount; and 3) Subordination.

     Excess Cashflow: The "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after payment of priorities 1) and 2)
under "Priority of Distributions."

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Overcollateralized Amount: The "Overcollateralized Amount" is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates (other than the Class S
Certificates), the Class B Certificates and the Class P Certificates. On the
Closing Date, the Overcollateralized Amount will be approximately $0. Excess
Cashflow, to the extent available, will be used to build and to maintain the
Overcollateralized Amount at the Overcollateralization Target Amount. Excess
Cashflow remaining after certain other distributions described in clauses (3)
and (4) in Priority of Distributions will be used to pay the principal balance of the Class B Certificates and the Class M-8 Certificates, in that order, until the certificate principal balance thereof has been reduced to zero.

     Overcollateralization Target Amount: Prior to the Stepdown Date, the
"Overcollateralization Target Amount" will be equal to approximately 5.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date plus the aggregate of all amounts paid to the Class B Certificates and the Class
M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates. . On or after the Stepdown Date, the
Overcollateralization Target Amount will be equal to the lesser of (a)
approximately 5.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date plus the aggregate of all amounts paid to the Class B
Certificates and the Class M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates and (b) approximately 10.00%
of the aggregate principal balance of the Mortgage Loans as of the end of the related due period plus the aggregate of all amounts paid to the Class B
Certificates and the Class M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates, subject to a floor equal to
0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date plus the aggregate of all amounts paid to the Class B Certificates and the
Class M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates.

     Provided, however, if a Trigger Event has occurred on the related
Distribution Date, the Overcollateralization Target Amount will be equal to the
Overcollateralization Target Amount for the previous Distribution Date plus the aggregate of all amounts paid to the Class B Certificates and the Class M-8
Certificates pursuant to clause (5) in "Priority of Distributions" on such previous Distribution Date.

     Stepdown Date: The earlier to occur of

     (i) the Distribution Date on which the principal balance of the Class A
Certificates has been reduced to zero; and (ii) the later to occur of (x) the
Distribution Date occurring in April 2007 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 68.00%.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Credit Enhancement Percentage: The "Credit Enhancement Percentage" for a
Distribution Date is the percentage equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and Class B Certificates and
(b) the Overcollateralized Amount divided by (ii) the aggregate principal balance of the Mortgage Loans as of the end of the related due period.

     Delinquency Trigger Event: A "Delinquency Trigger Event" will be in effect on any Distribution Date, on or after the Stepdown Date, if the 60+ delinquency percentage exceeds [14.00]% of the current Credit Enhancement Percentage.

     Loss Trigger Event: A "Loss Trigger Event" will be in effect on any
Distribution Date, if the cumulative amount of Mortgage Loans that are charged off as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date, is greater than:

        -------------------------------------- --------------
                  Distribution Date             Percentage
        -------------------------------------- --------------
              April 2007 to March 2008            [6.00]%
        -------------------------------------- --------------
              April 2008 to March 2009            [9.00]%
        -------------------------------------- --------------
              April 2009 to March 2010           [11.50]%
        -------------------------------------- --------------
              April 2010 and thereafter          [12.00]%
        -------------------------------------- --------------

     Trigger Event: A "Trigger Event" will be in effect with respect to any
Distribution Date if either a Loss Trigger Event or a Delinquency Trigger Event is in effect on such Distribution Date.

     Realized Losses: If a Mortgage Loan is charged-off, or if such Mortgage
Loan has not been charged off if such Mortgage Loan is finally liquidated, the outstanding principal balance less all liquidation proceeds (net of amounts reimbursable to the Master Servicer for related advances and servicing fees), in each case received with respect to such Mortgage Loan on or prior to the date such Mortgage Loan is charged or liquidated, as applicable, is a "Realized
Loss." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the reduction of Excess Cashflow and second by the reduction of the
Overcollateralized Amount. Following the reduction of the Overcollateralized
Amount to zero, all remaining Realized Losses will be allocated in reverse sequential order, first to the Class B Certificates, second to the Class M-8
Certificates, third to the Class M-7 Certificates, fourth to the Class M-6
Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4
Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2
Certificates and ninth to the Class M-1 Certificates.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Priority of Distributions: Available funds from the Mortgage Loans will be distributed as follows:

     1) Interest funds, net of servicing fees and trustee fees, as follows to pay: first, monthly interest plus any previously unpaid interest to the Senior
Certificates, based on their respective entitlements, second, monthly interest to the Class M-1 Certificates, third, monthly interest to the Class M-2
Certificates, fourth, monthly interest to the Class M-3 Certificates, fifth, monthly interest to the Class M-4 Certificates, sixth, monthly interest to the
Class M-5 Certificates, seventh, monthly interest to the Class M-6 Certificates, eighth, monthly interest to the Class M-7 Certificates, ninth, monthly interest to the Class M-8 Certificates, and tenth, monthly interest to the Class B
Certificates.

     2) Principal funds in the amounts described under "Principal Paydown," as follows to pay: monthly principal to the Class A Certificates, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class M-7 Certificates, then monthly principal to the Class M-8
Certificates, then monthly principal to the Class B Certificates.

     3) Excess Cashflow as follows to pay: as principal to the Offered
Certificates (other than the Class S Certificates) and the Class B Certificates to build or replenish the Overcollateralized Amount as described under
"Principal Paydown," then any previously unpaid interest on the Senior
Certificates, then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized
Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5
Certificates, then any unpaid applied Realized Loss amount to the Class M-5
Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized
Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class B Certificates, then any unpaid applied Realized Loss amount to the
Class B Certificates.

     4) Any remaining Excess Cashflow will be distributed to pay any related Net
WAC Rate Carryover Amount, first to the Class A Certificates, then to the Class
M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
Certificates, then to the Class M-4 Certificates, then to the Class M-5
Certificates, then to the Class M-6 Certificates, then to the Class M-7
Certificates, then to the Class M-8 Certificates, and lastly to the Class B
Certificates.

     5) Any remaining Excess Cashflow as follows to pay: as principal first to the Class B Certificates and second to the Class M-8 Certificates, in each case, until the certificate principal balance thereof has been reduced to zero.

     6) Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as described in the pooling agreement.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     Principal Paydown:

     1) Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Class A Certificates, provided, however if the
Class A Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2
Certificates, 3) Class M-3 Certificates, 4) Class M-4 Certificates, 5) Class M-5
Certificates, 6) Class M-6 Certificates, 7) Class M-7 Certificates, 8) Class M-8
Certificates and 9) Class B Certificates.

     2) On or after the Stepdown Date and if a Trigger Event is not in effect, the Offered Certificates (other than the Class S Certificates) and the Class B
Certificates will be entitled to receive payments of principal in the following amounts and order of priority: first to the Class A Certificates, such that the
Class A Certificates will have at least 68.00% credit enhancement; second to the
Class M-1 Certificates such that the Class M-1 Certificates will have at least
49.00% credit enhancement; third to the Class M-2 Certificates such that the
Class M-2 Certificates will have at least 44.00% credit enhancement; fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 39.50% credit enhancement; fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 35.00% credit enhancement; sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 30.50% credit enhancement; seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 26.00% credit enhancement; eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 21.50% credit enhancement; ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 17.00% credit enhancement, and tenth to the Class B Certificates such that the Class B Certificates will have at least 10.00% credit enhancement (subject, in each case, to any overcollateralization floors).

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich  Capital Markets,  Inc.
and not by the  issuer of the  securities  or any of its  affiliates.  Greenwich
Capital  Markets,  Inc. is acting as underwriter and not acting as agent for the issuer or its  affiliates  in  connection  with the proposed  transaction.  This
Preliminary  Term Sheet is provided for information  purposes only, and does not constitute  an offer  to  sell,  nor a  solicitation  of an  offer  to buy,  the referenced securities. It does not purport to be all-inclusive or to contain all of the  information  that a  prospective  investor  may  require  to make a full analysis of the transaction.  All amounts are approximate and subject to change.
The information  contained herein supersedes  information contained in any prior term sheet for this transaction.  In addition,  the information contained herein may be superseded by information  contained in term sheets  circulated after the date hereof and is  qualified in its  entirety by  information  contained in the
Prospectus and Prospectus  Supplement for this  transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                        CLASS S NOTIONAL AMOUNT SCHEDULES

                                Distribution         Class S
                     Period         Date         Notional Amount
                        1        4/25/2004         122,000,000
                        2        5/25/2004         122,000,000
                        3        6/25/2004         122,000,000
                        4        7/25/2004         122,000,000
                        5        8/25/2004         122,000,000
                        6        9/25/2004         122,000,000
                        7        10/25/2004        122,000,000
                        8        11/25/2004        122,000,000
                        9        12/25/2004        122,000,000
                       10        1/25/2005         122,000,000
                       11        2/25/2005         52,000,000
                       12        3/25/2005         52,000,000
                       13        4/25/2005         52,000,000
                       14        5/25/2005         52,000,000
                       15        6/25/2005         52,000,000
                       16        7/25/2005         52,000,000
                       17        8/25/2005         52,000,000
                       18        9/25/2005         52,000,000
                       19        10/25/2005        52,000,000
                       20        11/25/2005        52,000,000
                       21        12/25/2005        43,000,000
                       22        1/25/2006         43,000,000
                       23        2/25/2006         43,000,000
                       24        3/25/2006         43,000,000
                       25        4/25/2006         43,000,000
                       26        5/25/2006         43,000,000
                       27        6/25/2006         43,000,000
                       28        7/25/2006         43,000,000
                       29        8/25/2006         43,000,000
                       30        9/25/2006         43,000,000
                       31        4/25/2004              0

                             RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables

Class A To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================
WAL (yr)                         2.37         1.77          1.23         1.05          0.91
MDUR (yr) @ 100                  2.29         1.72          1.21         1.03          0.90
First Prin Pay                 04/25/04     04/25/04      04/25/04     04/25/04      04/25/04
Last Prin Pay                  04/25/13     07/25/11      02/25/07     08/25/06      04/25/06
-------------------------------------------------------------------------------------------------

Class A To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         2.50         1.89          1.23         1.05          0.91
MDUR (yr) @ 100                  2.40         1.83          1.21         1.03          0.90
First Prin Pay                 04/25/04     04/25/04      04/25/04     04/25/04      04/25/04
Last Prin Pay                  06/25/21     06/25/19      02/25/07     08/25/06      04/25/06
-------------------------------------------------------------------------------------------------

Class M-1 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.10         5.54          5.63         4.78          4.01
MDUR (yr) @ 100                  5.70         5.23          5.31         4.54          3.84
First Prin Pay                 05/25/07     02/25/08      02/25/07     08/25/06      04/25/06
Last Prin Pay                  04/25/13     07/25/11      04/25/10     04/25/09      07/25/08
-------------------------------------------------------------------------------------------------

Class M-1 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.68         6.07          6.86         5.86          4.95
MDUR (yr) @ 100                  6.18         5.67          6.37         5.49          4.67
First Prin Pay                 05/25/07     02/25/08      02/25/07     08/25/06      04/25/06
Last Prin Pay                  10/25/20     08/25/18      05/25/17     07/25/15      12/25/13
-------------------------------------------------------------------------------------------------

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables

Class M-2 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.09         5.21          4.96         4.13          3.59
MDUR (yr) @ 100                  5.66         4.90          4.69         3.93          3.43
First Prin Pay                 05/25/07     12/25/07      06/25/08     09/25/07      04/25/07
Last Prin Pay                  04/25/13     07/25/11      04/25/10     04/25/09      07/25/08
-------------------------------------------------------------------------------------------------

Class M-2 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.67         5.73          5.41         4.51          3.92
MDUR (yr) @ 100                  6.13         5.33          5.07         4.27          3.73
First Prin Pay                 05/25/07     12/25/07      06/25/08     09/25/07      04/25/07
Last Prin Pay                  01/25/20     11/25/17      10/25/15     02/25/14      09/25/12
-------------------------------------------------------------------------------------------------

Class M-3 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.09         5.15          4.77         3.97          3.44
MDUR (yr) @ 100                  5.59         4.79          4.46         3.76          3.27
First Prin Pay                 05/25/07     11/25/07      03/25/08     06/25/07      02/25/07
Last Prin Pay                  04/25/13     07/25/11      04/25/10     04/25/09      07/25/08
-------------------------------------------------------------------------------------------------

Class M-3 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.66         5.66          5.20         4.36          3.77
MDUR (yr) @ 100                  6.03         5.21          4.83         4.08          3.56
First Prin Pay                 05/25/07     11/25/07      03/25/08     06/25/07      02/25/07
Last Prin Pay                  10/25/19     07/25/17      07/25/15     11/25/13      07/25/12
-------------------------------------------------------------------------------------------------

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables

Class M-4 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.09         5.11          4.64         3.87          3.34
MDUR (yr) @ 100                  5.55         4.73          4.33         3.65          3.17
First Prin Pay                 04/25/07     09/25/07      12/25/07     04/25/07      12/25/06
Last Prin Pay                  04/25/13     07/25/11      04/25/10     04/25/09      07/25/08
-------------------------------------------------------------------------------------------------

Class M-4 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.65         5.61          5.07         4.24          3.67
MDUR (yr) @ 100                  5.98         5.13          4.68         3.97          3.45
First Prin Pay                 04/25/07     09/25/07      12/25/07     04/25/07      12/25/06
Last Prin Pay                  07/25/19     04/25/17      04/25/15     09/25/13      05/25/12
-------------------------------------------------------------------------------------------------

Class M-5 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.09         5.08          4.54         3.79          3.27
MDUR (yr) @ 100                  5.51         4.67          4.22         3.56          3.09
First Prin Pay                 04/25/07     08/25/07      10/25/07     03/25/07      10/25/06
Last Prin Pay                  04/25/13     07/25/11      04/25/10     04/25/09      07/25/08
-------------------------------------------------------------------------------------------------

Class M-5 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.64         5.57          4.96         4.16          3.59
MDUR (yr) @ 100                  5.92         5.06          4.56         3.87          3.36
First Prin Pay                 04/25/07     08/25/07      10/25/07     03/25/07      10/25/06
Last Prin Pay                  04/25/19     01/25/17      01/25/15     06/25/13      02/25/12
-------------------------------------------------------------------------------------------------

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables

Class M-6 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.09         5.05          4.46         3.73          3.21
MDUR (yr) @ 100                  5.46         4.61          4.12         3.48          3.02
First Prin Pay                 04/25/07     07/25/07      09/25/07     01/25/07      09/25/06
Last Prin Pay                  04/25/13     07/25/11      04/25/10     04/25/09      07/25/08
-------------------------------------------------------------------------------------------------

Class M-6 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.63         5.54          4.87         4.09          3.52
MDUR (yr) @ 100                  5.85         4.98          4.45         3.78          3.29
First Prin Pay                 04/25/07     07/25/07      09/25/07     01/25/07      09/25/06
Last Prin Pay                  11/25/18     09/25/16      09/25/14     02/25/13      11/25/11
-------------------------------------------------------------------------------------------------

Class M-7 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.09         5.03          4.40         3.68          3.17
MDUR (yr) @ 100                  5.43         4.57          4.05         3.43          2.97
First Prin Pay                 04/25/07     06/25/07      07/25/07     12/25/06      08/25/06
Last Prin Pay                  04/25/13     07/25/11      04/25/10     04/25/09      07/25/08
-------------------------------------------------------------------------------------------------

Class M-7 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         6.61         5.50          4.80         4.03          3.47
MDUR (yr) @ 100                  5.81         4.93          4.36         3.71          3.22
First Prin Pay                 04/25/07     06/25/07      07/25/07     12/25/06      08/25/06
Last Prin Pay                  06/25/18     04/25/16      05/25/14     10/25/12      08/25/11
-------------------------------------------------------------------------------------------------

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables

Class M-8 To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         1.61         1.70          1.83         2.00          2.14
MDUR (yr) @ 100                  1.54         1.63          1.74         1.90          2.03
First Prin Pay                 07/25/05     08/25/05      09/25/05     11/25/05      01/25/06
Last Prin Pay                  12/25/05     01/25/06      03/25/06     06/25/06      05/25/06
-------------------------------------------------------------------------------------------------

Class M-8 To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         1.61         1.70          1.83         2.00          2.14
MDUR (yr) @ 100                  1.54         1.63          1.74         1.90          2.03
First Prin Pay                 07/25/05     08/25/05      09/25/05     11/25/05      01/25/06
Last Prin Pay                  12/25/05     01/25/06      03/25/06     06/25/06      05/25/06
-------------------------------------------------------------------------------------------------

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                         Effective Net WAC Rate Schedule

-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------
                           Net WAC                                  Net WAC                                  Net WAC
      Period              Rate (1,2)            Period             Rate (1,2)            Period             Rate (1,2)
-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------
         1                 5.15853%               33               10.29823%               65                9.96779%
         2                 8.89871%               34                9.96608%               66                9.96785%
         3                 8.56897%               35                9.96612%               67               10.30019%
         4                 8.80909%               36               11.03397%               68                9.96799%
         5                 8.47946%               37                9.96622%               69               10.30033%
         6                 8.43253%               38               10.29847%               70                9.96813%
         7                 8.66357%               39                9.96631%               71                9.96821%
         8                 8.33412%               40               10.29857%               72               11.03631%
         9                 8.55861%               41                9.96641%               73                9.96835%
        10                 8.22927%               42                9.96646%               74                0.00000%
        11                 9.58351%               43               10.29872%
        12                10.59696%               44                9.96656%
        13                 9.55899%               45               10.29883%
        14                 9.86434%               46                9.96666%
        15                 9.53286%               47                9.96671%
        16                 9.83647%               48               10.65413%
        17                 9.50502%               49                9.96682%
        18                 9.49041%               50               10.29910%
        19                 9.79118%               51                9.96693%
        20                 9.45977%               52               10.29922%
        21                 9.85182%               53                9.96704%
        22                 9.52030%               54                9.96710%
        23                 9.50614%               55               10.29940%
        24                10.50847%               56                9.96722%
        25                 9.47642%               57               10.29952%
        26                 9.77620%               58                9.96734%
        27                 9.44474%               59                9.96740%
        28                 9.74238%               60               11.03541%
        29                 9.41095%               61                9.96753%
        30                 9.39322%               62               10.29984%
        31                10.29814%               63                9.96765%
        32                 9.96599%               64               10.29998%

-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------

(1)      One Month LIBOR is increased to 20% on the first Distribution Date.
(2)      Adjusted to actual/360.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                               Excess Spread (1,2)
------------ -------------- ------------------ --------- ------------ --------------------
  Period      FWD 1 Month   Excess Spread (%)   Period      FWD 1      Excess Spread (%)
                                                            Month
                LIBOR %                                    LIBOR %
------------ -------------- ------------------ --------- ------------ --------------------
     1          1.09000          6.04388          48       4.71400          5.99325
     2          1.12900          7.18180          49       4.77000          5.65981
     3          1.13800          7.06593          50       4.82400          5.77495
     4          1.18100          7.03047          51       4.87200          5.59362
     5          1.21500          6.88441          52       4.91500          5.71740
     6          1.26100          6.78423          53       4.95200          5.53696
     7          1.32600          6.72845          54       4.98200          5.51499
     8          1.41300          6.52103          55       5.00600          5.65286
     9          1.51200          6.43626          56       5.02300          5.48671
    10          1.61700          6.20363          57       5.03200          5.63590
    11          1.74000          7.47985          58       5.03300          5.47970
    12          1.86700          7.60958          59       5.02600          5.48544
    13          1.98700          7.26845          60       5.01100          5.96239
    14          2.12000          7.24754          61       5.02400          5.48719
    15          2.25500          7.05325          62       5.07000          5.60639
    16          2.38100          7.04936          63       5.11400          5.41432
    17          2.52000          6.85093          64       5.15700          5.53823
    18          2.65100          6.75482          65       5.19800          5.34632
    19          2.76200          6.77963          66       5.23800          5.31394
    20          2.87800          6.60252          67       5.27600          5.44503
    21          2.99300          6.71996          68       5.31100          5.25487
    22          3.09800          6.54393          69       5.34500          5.39101
    23          3.22600          6.45506          70       5.37700          5.20148
    24          3.25500          6.77654          71       5.40600          5.17803
    25          3.26200          6.46940          72       5.43400          5.65331
    26          3.36900          6.51451          73       5.45900          5.13519
    27          3.47200          6.34908          74       5.48100          0.00000
    28          3.57100          6.40930
    29          3.66500          6.25503
    30          3.75400          6.18542
    31          3.83700          6.84719
    32          3.91400          6.69363
    33          3.98300          6.78026
    34          4.04500          6.63941
    35          4.09800          6.62415
    36          4.14200          6.98145
    37          4.18500          6.47688
    38          4.23300          6.44647
    39          4.28000          6.15368
    40          4.32700          6.12195
    41          4.37300          5.86789
    42          4.42000          5.85105
    43          4.46700          5.97552
    44          4.51400          5.81080
    45          4.56300          5.93033
    46          4.61200          5.75830
    47          4.66200          5.72794

------------ -------------- ------------------ --------- ------------ --------------------
(1)      Assumes the Pricing Prepayment Speed.
(2)      Calculated as (a) interest collections on the collateral (net of the certain fees of the trust), less total interest on the Offered
         Certificates divided by (b) collateral balance as of the beginning period, such amount multiplied by 12.Includes the effect of any arrearage payments.

                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     BREAKEVEN LOSSES

------------ -------------- -------- --------- -------------- ---------------- - -------------- ----------------
                                                        STATIC LIBOR                     FORWARD LIBOR
                                                    CDR                               CDR
   Class      Moody's      S&P        Fitch        BREAK         CUM LOSS            BREAK         CUM LOSS
    M-1         Aa2         AA         AA         18.464          34.55%            16.381          31.65%
    M-2         Aa3        AA-         AA-        16.813          32.27%            14.738          29.23%
    M-3         A1          A+         A+         15.377          30.19%            13.312          27.03%
    M-4         A2          A           A         14.003          28.11%            11.949          24.82%
    M-5         A3          A-         A-         12.682          26.02%            10.642          22.60%
    M-6        Baa1        BBB+         B         11.407          23.91%             9.385          20.38%
    M-7        Baa2        BBB         BBB        10.176          21.79%             8.182          18.15%
    M-8        Baa3        BBB-       BBB-         8.940          19.56%             7.046          15.96%
------------ ---------- ----------- ---------- -------------- ---------------- - -------------- ----------------

Assumptions
------------------------------------------------------------------------------
100% Loss Severity
12 Month Delay
Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR that creates the first dollar of principal loss on the related bond
------------------------------------------------------------------------------

                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                     Total Mortgage Loans
                                          Scheduled Balances as of the Cut-off Date

   TOTAL CURRENT BALANCE:                    $450,000,016
   NUMBER OF LOANS:                                 9,150

                                                                              Minimum                     Maximum
   AVG CURRENT BALANCE:                        $49,180.33                   $9,260.76                 $162,621.67

   WAVG GROSS COUPON:                              10.807%                    8.000%                   12.990%

   WAVG COMBINED ORIGINAL LTV:                      99.39%                    37.24%                   100.00%

   WAVG ORIGINAL TERM:                                236  months                 180  months                 360  months
   WAVG REMAINING TERM:                               230  months                 162  months                 351  months

   WAVG FICO SCORE:                                   679                         600                         819

PREPAYMENT BREAKDOWN ($):                  99.97 %  No Prepayment Penalty, 0.03 %  Prepayment Penalty

TOP STATE CONC ($):                       67.56 %  California,  7.15 %  Texas,  4.76 %  Colorado
MAXIMUM ZIP CODE CONC ($):                1.18%  95122

FIRST PAY DATE:                                                               Oct 01, 2002              Feb 01, 2004
PAID TO DATE:                                                                 Feb 01, 2004              Nov 01, 2004
MATURE DATE:                                                                  Sep 01, 2017              Jun 01, 2033

                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PRODUCT:                                       Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Fixed Rate Second Lien                                    9,150             450,000,015.88                   100.00
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PREPAYMENT PENALTY:                            Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 No Prepayment Penalty                                     9,147             449,864,479.08                    99.97
 Prepayment Penalty                                            3                 135,536.80                     0.03
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PRINCIPAL BALANCE ($):                         Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
0.01  -25,000.00                                           1,459              27,802,243.03                     6.18
25,000.01  -50,000.00                                      3,744             138,094,007.83                    30.69
50,000.01  -75,000.00                                      2,501             152,577,350.09                    33.91
75,000.01  - 100,000.00                                    1,244             107,737,807.79                    23.94
 100,000.01  - 125,000.00                                    148              16,404,932.23                     3.65
 125,000.01  - 150,000.00                                     48               6,447,106.20                     1.43
 150,000.01  - 200,000.00                                      6                 936,568.71                     0.21
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
ORIGINAL TERM (months):                        Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 180                                                         830              31,098,822.72                     6.91
 240                                                       8,319             418,811,509.33                    93.07
 360                                                           1                  89,683.83                     0.02
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
REMAINING TERM (months):                       Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 162  - 170                                                  113               4,171,996.73                     0.93
 171  - 180                                                  717              26,926,825.99                     5.98
 221  - 230                                                  902              47,051,782.21                    10.46
 231  - 240                                                7,417             371,759,727.12                    82.61
 351  - 351                                                    1                  89,683.83                     0.02
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PROPERTY TYPE:                                 Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Single Family                                             6,892             345,704,589.39                    76.82
 PUD                                                       1,014              44,282,668.78                     9.84
 Condominium                                                 798              34,965,035.31                     7.77
 2-4 Units                                                   417              23,913,017.38                     5.31
 Townhouse                                                    29               1,134,705.02                     0.25
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
OCCUPANCY:                                     Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Primary                                                   9,150             450,000,015.88                   100.00
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PURPOSE:                                       Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Purchase                                                  8,553             420,919,112.92                    93.54
 Cash Out Refinance                                          523              25,739,398.88                     5.72
 Rate/Term Refinance                                          74               3,341,504.08                     0.74
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
COMBINED ORIGINAL LTV (%):                     Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
  35.01  -40.00                                                2                 123,849.23                     0.03
  70.01  -75.00                                                1                  99,499.96                     0.02
  75.01  -80.00                                                1                  17,751.64                     0.00
  80.01  -85.00                                                4                 104,878.44                     0.02
  85.01  -90.00                                              158               7,328,508.89                     1.63
  90.01  -95.00                                              648              31,694,836.55                     7.04
  95.01  - 100.00                                          8,336             410,630,691.17                    91.25
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
STATE:                                         Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Alabama                                                      31                 943,353.58                     0.21
 Alaska                                                       24                 835,687.60                     0.19
 Arizona                                                     111               3,806,063.23                     0.85
 California                                                5,089             304,009,941.17                    67.56
 Colorado                                                    507              21,407,715.31                     4.76
 Connecticut                                                  10                 388,771.08                     0.09
 Florida                                                     362              12,160,639.55                     2.70
 Georgia                                                      78               3,038,764.67                     0.68
 Idaho                                                        13                 311,296.28                     0.07
 Illinois                                                    227               9,294,869.70                     2.07
 Indiana                                                       4                 181,794.35                     0.04
 Iowa                                                          5                 126,649.37                     0.03
 Kansas                                                        1                  22,807.10                     0.01
 Louisiana                                                    15                 428,663.47                     0.10
 Maine                                                         1                  19,717.86                     0.00
 Maryland                                                     39               1,997,042.75                     0.44
 Massachusetts                                                63               3,319,971.06                     0.74
 Michigan                                                     45               1,337,601.53                     0.30
 Missouri                                                     24                 620,112.39                     0.14
 Montana                                                      34                 968,544.57                     0.22
 Nebraska                                                     27                 854,318.05                     0.19
 Nevada                                                       80               3,426,304.16                     0.76
 New Hampshire                                                 8                 318,391.11                     0.07
 New Jersey                                                   16                 805,412.29                     0.18
 New Mexico                                                   10                 302,931.90                     0.07
 New York                                                    130               7,529,818.03                     1.67
 North Carolina                                               53               1,540,181.77                     0.34
 North Dakota                                                  1                  30,927.07                     0.01
 Oklahoma                                                     35                 923,235.83                     0.21
 Oregon                                                      207               7,180,534.92                     1.60
 Pennsylvania                                                 22                 618,114.84                     0.14
 Rhode Island                                                 12                 516,797.63                     0.11
 South Dakota                                                  1                  20,429.64                     0.00
 Tennessee                                                    28                 832,016.73                     0.18
 Texas                                                     1,128              32,159,238.11                     7.15
 Utah                                                        152               5,068,259.67                     1.13
 Virginia                                                     33               1,755,296.51                     0.39

                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
STATE (cont.):                                 Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
-----------------------------------------    --------------------    -----------------------    ---------------------
 Washington                                                  476              19,600,806.32                     4.36
 West Virginia                                                 2                  49,296.83                     0.01
 Wisconsin                                                    31                 880,539.53                     0.20
 Wyoming                                                      15                 367,158.32                     0.08
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
DOCUMENTATION:                                 Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Full Documentation                                        2,576             124,486,580.80                    27.66
 Stated Income Documentation                               6,574             325,513,435.08                    72.34
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
LIEN:                                          Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Second Lien                                               9,150             450,000,015.88                   100.00
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
CREDIT GRADE:                                  Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 A                                                         9,108             448,953,877.03                    99.77
 B                                                            42               1,046,138.85                     0.23
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
FICO:                                          Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 551  - 600                                                   18                 723,701.52                     0.16
 601  - 650                                                2,455             113,987,379.19                    25.33
 651  - 700                                                4,399             215,835,257.36                    47.96
 701  - 750                                                1,811              93,435,778.43                    20.76
 751  - 800                                                  454              25,407,104.07                     5.65
 801  - 819                                                   13                 610,795.31                     0.14
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
GROSS COUPON (%):                              Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
7.001  -8.000                                                 21                 630,543.22                     0.14
8.001  -9.000                                                 22               1,231,570.82                     0.27
9.001  - 10.000                                            2,059              81,285,900.47                    18.06
 10.001  - 11.000                                          4,780             253,994,594.73                    56.44
 11.001  - 12.000                                          2,230             110,811,805.81                    24.62
 12.001  - 13.000                                             38               2,045,600.83                     0.45
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                             RBS Greenwich Capital

                   The following is a Preliminary Term Sheet.
                All terms and statements are subject to change.

                         Long Beach Mortgage Loan Trust
                                     2004-A

                               LONG BEACH MORTGAGE
                              Specialty Home Loans

                             Preliminary Term Sheet
                              Class B Certificates
                            $15,750,000 (Approximate)

                           Long Beach Mortgage Company
                           Seller and Master Servicer

                              Private 144A Offering

                                February 24, 2004

                                Initial Purchaser
                              RBS Greenwich Capital

The information contained herein (the "material"), was prepared solely by the
Initial Purchasers, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum
(the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchasers believe to be reliable, the Initial Purchasers make no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from any company mentioned herein.

The analysis in this report is based on information provided by Long Beach
Mortgage Company ("LBMC"). None of the Initial Purchasers make any representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Private Placement Memorandum for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by any of the Initial Purchasers and will be superseded by the applicable Private Placement Memorandum and any amendment or supplement thereto. These materials are subject to change, completion, or amendment from time to time without notice, and none of the
Initial Purchasers is under any obligation to keep you advised of such changes.
These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the
Private Placement Memorandum relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the " Materials") which have been prepared by Greenwich Capital Markets, Inc.
("GCM") in reliance upon information furnished by LBMC. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Materials which may or may not be reflected herein. As such, no assurance can be given as to the Materials'
accuracy, appropriateness or completeness in any particular context; nor as to whether the Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Materials. Furthermore, unless otherwise provided, the Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the
Materials. The principal amount and designation of any security described in the
Materials are subject to change prior to issuance. None of the Initial
Purchasers nor any of their affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY GCM AND NOT BY THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. GCM AND WCC ARE ACTING AS INITIAL
PURCHASERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE
PROPOSED TRANSACTION.

2
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Preliminary Term Sheet                                             Date Prepared: February 26, 2004

                            $15,750,000 (Approximate)
                      Long Beach Mortgage Loan Trust 2004-A

------------ --------------- -------------- -------------------- ------------------- --------------------- ------------------------
                Principal     WAL (Years)     Payment Window      Expected Rating       Assumed Final            Certificate
Class(1,2,5)   Amount ($)    Call/Mat (4)   (Mths) Call/Mat(4)   S&P/Moody's/Fitch    Distribution Date             Type

A              $319,740,000          Not Offered Hereby             AAA/Aaa/AAA           July 2033         Floating Rate Senior

M-1             $42,750,000          Not Offered Hereby              AA/Aa2/AA            July 2033             Floating Rate
                                                                                                                 Subordinate

M-2             $11,250,000          Not Offered Hereby             AA-/Aa3/AA-           July 2033             Floating Rate
                                                                                                                 Subordinate

M-3             $10,130,000          Not Offered Hereby               A+/A1/A+            July 2033             Floating Rate
                                                                                                                 Subordinate

M-4             $10,130,000          Not Offered Hereby                A/A2/A             July 2033             Floating Rate
                                                                                                                 Subordinate

M-5             $10,130,000          Not Offered Hereby               A-/A3/A-            July 2033             Floating Rate
                                                                                                                 Subordinate

M-6             $10,130,000          Not Offered Hereby            BBB+/Baa1/BBB+         July 2033             Floating Rate
                                                                                                                 Subordinate

M-7             $10,130,000          Not Offered Hereby             BBB/Baa2/BBB          July 2033             Floating Rate
                                                                                                                 Subordinate

M-8             $10,130,000          Not Offered Hereby            BBB-/Baa3/BBB-         July 2033             Floating Rate
                                                                                                                 Subordinate

B (3)           $15,750,000   10-18/10-18            1.24/1.24      BB+/Ba2/BB+           July 2033             Floating Rate
                                                                                                                 Subordinate

S                  Notional          Not Offered Hereby               AAA/Aaa           September 2006      Interest Only Senior

------------ --------------- -------------- -------------------- ------------------- --------------------- ------------------------
Total:          $15,750,000

(1)  The Class B Certificates are backed primarily by the cash flow from a pool of fixed-rate, second-lien Mortgage Loans. The principal balance (of the
     Class B Certificates is subject to a 10% variance.
(2)  The Class B Certificates are priced to call. The margin on the Class B
     Certificates will increase by 1.5x on the first Distribution Date after the clean-up call is exercisable.
(3)  See "Net WAC Rate" herein. (4) See "Pricing Prepayment Speed" herein.
(5)  The Class B Certificates will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers. The Class A,
     Class S, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
     Class M-7 and Class M-8 Certificates are described herein because their amount, structure, collateral, rights, risks and other characteristics affect the amount, structure, collateral, rights, risks and other characteristics of the Offered Certificates.

     Depositor: Long Beach Securities Corp.

     Seller and Master Servicer: Long Beach Mortgage Company.

     Sub-Servicer: Washington Mutual Bank, FA.

3
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Initial Purchaser: Greenwich Capital Markets, Inc. ("RBS Greenwich
Capital")

     Trustee: Deutsche Bank National Trust Company.

     Certificates: The Class B Certificates are referred to herein as the
"Privately Offered Certificates."

     The Class A Certificates and the Class S Certificates are collectively referred to herein as the "Senior Certificates." The Class M-1, Class M-2, Class
M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B
Certificates are collectively referred to herein as the "Subordinate
Certificates." The Senior Certificates and Subordinate Certificates are
collectively are referred to herein as the "Certificates." The Certificates
(other than the Class B Certificates) are referred to herein as the "Publicly
Offered Certificates."

     The Trust will also issue the Class C, Class P, Class R-CX, Class R-PX and
Class R Certificates, none of which will be publicly offered.

     Federal Tax Status: It is anticipated that the Privately Offered
Certificates will represent ownership of REMIC regular interests for tax purposes.

     Registration: The Privately Offered Certificates will be available in book-entry form through DTC and application will be made to have the Privately
Offered Certificates accepted for trading on PORTAL.

     Cut-off Date: March 1, 2004.

     Expected Pricing Date: On or about the week of the week of February 24,
2004.

     Expected Closing Date: On or about March 4, 2004.

     Distribution Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in April 2004.

     Accrued Interest: The price to be paid by investors for the Class B
Certificates will not include accrued interest (settling flat).

4
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Interest Accrual Period: The interest accrual period for each Distribution
Date with respect to the Class B Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

     ERISA Eligibility: The Privately Offered Certificates will be ERISA eligible only in certain limited circumstances. Investors should consult their
ERISA advisors.

     SMMEA Eligibility: The Privately Offered Certificates will not constitute
"mortgage related securities" for purposes of SMMEA.

     Optional Termination: The terms of the transaction will allow for a clean-up call (the "Clean-up Call") which may be exercised once the aggregate principal balance of the Mortgage Loans and any REO Properties is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the
Cut-off Date.

     Pricing Prepayment Speed: The Privately Offered Certificates will be priced
based on the following collateral prepayment assumption:     30% CPR.

     Mortgage Loans: The Mortgage Loans will consist of a pool of fixed-rate, fully-amortizing, one-to four-family, second lien residential mortgage loans.
The description of the Mortgage Loans is on the basis of their scheduled principal balances as of the Cut-off Date. As of March 1, 2004, the mortgage pool will consist of second lien, fixed-rate Mortgage Loans with an aggregate scheduled principal balance of approximately $450,000,016, the "Mortgage Loans."

     Adjusted Net Mortgage Rate: The "Adjusted Net Mortgage Rate" for each
Mortgage Loan is equal to the loan rate less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

     Pass-Through Rate: The "Pass-Through Rate" on each class of Certificates
(other than the Class S Certificates) for any Distribution Date (other than the first Distribution Date) will be a per annum rate equal to the lesser of (i) One
Month LIBOR plus the related margin and (ii) the Net WAC Rate.

     The Pass-Through Rate on the Class S Certificates will be a per annum rate equal to 5.00% for the first ten Distribution Dates, 2.50% for the next twenty
Distribution Dates and thereafter will be equal to 0.00%.

5
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Net WAC Rate: The "Net WAC Rate" for any Distribution Date (other than the first Distribution Date) on each class of Offered Certificates (other than the
Class S Certificates) and Class B Certificates will be a per annum rate equal to
(a) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage
Loans less (b) the percentage equivalent of a fraction, (1) the numerator of which is the Pass-Through Rate of the Class S Certificates multiplied by the notional amount of the Class S Certificates and (2) the denominator of which is the aggregate principal balance of the Mortgage Loans, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

     Net WAC Rate Carryover Amount: If on any Distribution Date the Pass-Through
Rate for any class of Certificates (other than the Class S Certificates) is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on a per annum rate equal to LIBOR plus the applicable margin over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC
Rate Carryover Amount from the prior Distribution Date together with accrued interest at the per annum rate equal to One Month LIBOR plus the applicable margin. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

     Monthly Servicer Advances: The Servicer is required to advance interest only (net of the servicing fee) for any delinquent Mortgage Loan, but is not required to make any advance the Servicer deems to be non-recoverable.

     Charge-off Policy: Any Mortgage Loan delinquent more than 180 days will be generally charged off.

     Credit Enhancement: Consists of the following:

     1) Excess Cashflow;
     2) Overcollateralized Amount; and
     3) Subordination.

     Excess Cashflow: The "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after payment of priorities 1) and 2)
under "Priority of Distributions."

     Overcollateralized Amount: The "Overcollateralized Amount" is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates (other than the Class S
Certificates) and the Class P Certificates. On the Closing Date, the
Overcollateralized Amount will be approximately $0. Excess Cashflow, to the extent available, will be used to build and to maintain the Overcollateralized
Amount at the Overcollateralization Target Amount. Excess Cashflow remaining after certain other distributions described in clauses (3) and (4) in Priority of Distributions will be used to pay the principal balance of the Class B
Certificates and the Class M-8 Certificates, in that order, until the certificate principal balance thereof has been reduced to zero.

6

                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Overcollateralization Target Amount: Prior to the Stepdown Date, the
"Overcollateralization Target Amount" will be equal to approximately 5.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date plus the aggregate of all amounts paid to the Class B Certificates and the Class
M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates. . On or after the Stepdown Date, the
Overcollateralization Target Amount will be equal to the lesser of (a)
approximately 5.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date plus the aggregate of all amounts paid to the Class B
Certificates and the Class M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates and (b) approximately 10.00%
of the aggregate principal balance of the Mortgage Loans as of the end of the related due period plus the aggregate of all amounts paid to the Class B
Certificates and the Class M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates, subject to a floor equal to
0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
Date plus the aggregate of all amounts paid to the Class B Certificates and the
Class M-8 Certificates pursuant to clause (5) in "Priority of Distributions" on all prior Distribution Dates.

     Provided, however, if a Trigger Event has occurred on the related
Distribution Date, the Overcollateralization Target Amount will be equal to the
Overcollateralization Target Amount for the previous Distribution Date plus the aggregate of all amounts paid to the Class B Certificates and the Class M-8
Certificates pursuant to clause (5) in "Priority of Distributions" on such previous Distribution Date.

     Stepdown Date: The earlier to occur of

     (i) the Distribution Date on which the principal balance of the Class A
Certificates has been reduced to zero; and

     (ii) the later to occur of (x) the Distribution Date occurring in April
2007 and (y) the first Distribution Date on which the Credit Enhancement
Percentage is greater than or equal to 68.00%.

7
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Credit Enhancement Percentage: The "Credit Enhancement Percentage" for a
Distribution Date is the percentage equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralized
Amount divided by (ii) the aggregate principal balance of the Mortgage Loans as of the end of the related due period.

     Delinquency Trigger Event: A "Delinquency Trigger Event" will be in effect on any Distribution Date, on or after the Stepdown Date, if the 60+ delinquency percentage exceeds [14.00]% of the current Credit Enhancement Percentage.

     Loss Trigger Event: A "Loss Trigger Event" will be in effect on any
Distribution Date, if the cumulative amount of Mortgage Loans that are charged-off as a percentage of the aggregate principal balance of the Mortgage
Loans as of the Cut-off Date, for the related Distribution Date, is greater than:

       -------------------------------------- --------------
                 Distribution Date             Percentage
       -------------------------------------- --------------
             April 2007 to March 2008            [6.00]%
       -------------------------------------- --------------
             April 2008 to March 2009            [9.00]%
       -------------------------------------- --------------
             April 2009 to March 2010           [11.50]%
       -------------------------------------- --------------
             April 2010 to March 2011           [12.00]%
       -------------------------------------- --------------

     Trigger Event: A "Trigger Event" will be in effect with respect to any
Distribution Date if either a Loss Trigger Event or a Delinquency Trigger Event is in effect on such Distribution Date.

     Realized Losses: If a Mortgage Loan is charged-off, or if such Mortgage
Loan has not been charged off if such Mortgage Loan is finally liquidated, the outstanding principal balance less all liquidation proceeds (net of amounts reimbursable to the Master Servicer for related advances and servicing fees), in each case received with respect to such Mortgage Loan on or prior to the date such Mortgage Loan is charged or liquidated, as applicable, is a "Realized
Loss." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the reduction of Excess Cashflow and second by the reduction of the
Overcollateralized Amount. Following the reduction of the Overcollateralized
Amount to zero, all remaining Realized Losses will be allocated in reverse sequential order, first to the Class B Certificates, second to the Class M-8
Certificates, third to the Class M-7 Certificates, fourth to the Class M-6
Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4
Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2
Certificates and ninth to the Class M-1 Certificates.

8
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Priority of Distributions: Available funds from the Mortgage Loans will be distributed as follows:

     1) Interest funds, net of servicing fees and trustee fees, as follows to pay: first, monthly interest plus any previously unpaid interest to the Senior
Certificates, based on their respective entitlements, second, monthly interest to the Class M-1 Certificates, third, monthly interest to the Class M-2
Certificates, fourth, monthly interest to the Class M-3 Certificates, fifth, monthly interest to the Class M-4 Certificates, sixth, monthly interest to the
Class M-5 Certificates, seventh, monthly interest to the Class M-6 Certificates, eighth, monthly interest to the Class M-7 Certificates, ninth, monthly interest to the Class M-8 Certificates, and tenth, monthly interest to the Class B
Certificates.

     2) Principal funds in the amounts described under "Principal Paydown," as follows to pay: monthly principal to the Class A Certificates, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2
Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5
Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class M-7 Certificates, then monthly principal to the Class M-8
Certificates, then monthly principal to the Class B Certificates.

     3) Excess Cashflow as follows to pay: as principal to the Offered
Certificates (other than the Class S Certificates) and the Class B Certificates to build or replenish the Overcollateralized Amount as described under
"Principal Paydown," then any previously unpaid interest on the Senior
Certificates, then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized
Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5
Certificates, then any unpaid applied Realized Loss amount to the Class M-5
Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized
Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class B Certificates, then any unpaid applied Realized Loss amount to the
Class B Certificates.

     4) Any remaining Excess Cashflow will be distributed to pay any related Net
WAC Rate Carryover Amount, first to the Class A Certificates, then to the Class
M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
Certificates, then to the Class M-4 Certificates, then to the Class M-5
Certificates, then to the Class M-6 Certificates, then to the Class M-7
Certificates, then to the Class M-8 Certificates, and lastly to the Class B
Certificates.

     5) Any remaining Excess Cashflow as follows to pay: as principal first to the Class B Certificates and second to the Class M-8 Certificates, in each case, until the certificate principal balance thereof has been reduced to zero.

     6) Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as described in the pooling agreement.

9
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Principal Paydown:

     1) Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Class A Certificates, provided, however if the
Class A Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2
Certificates, 3) Class M-3 Certificates, 4) Class M-4 Certificates, 5) Class M-5
Certificates, 6) Class M-6 Certificates, 7) Class M-7 Certificates, 8) Class M-8
Certificates and 9) Class B Certificates.

     2) On or after the Stepdown Date and if a Trigger Event is not in effect, the Offered Certificates (other than the Class S Certificates) and the Class B
Certificates will be entitled to receive payments of principal in the following amounts and order of priority: first to the Class A Certificates, such that the
Class A Certificates will have at least 68.00% credit enhancement; second to the
Class M-1 Certificates such that the Class M-1 Certificates will have at least
49.00% credit enhancement; third to the Class M-2 Certificates such that the
Class M-2 Certificates will have at least 44.00% credit enhancement; fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 39.50% credit enhancement; fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 35.00% credit enhancement; sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 30.50% credit enhancement; seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 26.00% credit enhancement; eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 21.50% credit enhancement; ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 17.00% credit enhancement, and tenth to the Class B Certificates such that the Class B Certificates will have at least 10.00% credit enhancement (subject, in each case, to any overcollateralization floors).

10
                             RBS Greenwich Capital

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Initial Purchaser, is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final Private Placement Memorandum (the "PPM") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the PPM. Although the information contained in the material is based on sources the Initial Purchaser believes to be reliable, the
Initial Purchaser makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the
PPM. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF
AN OFFER TO BUY ANY SECURITIES. The Initial Purchaser may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                        CLASS S NOTIONAL AMOUNT SCHEDULE

                            Distribution         Class S
                  Period         Date         Notional Amount
                     1        4/25/2004         122,000,000
                     2        5/25/2004         122,000,000
                     3        6/25/2004         122,000,000
                     4        7/25/2004         122,000,000
                     5        8/25/2004         122,000,000
                     6        9/25/2004         122,000,000
                     7        10/25/2004        122,000,000
                     8        11/25/2004        122,000,000
                     9        12/25/2004        122,000,000
                    10        1/25/2005         122,000,000
                    11        2/25/2005         52,000,000
                    12        3/25/2005         52,000,000
                    13        4/25/2005         52,000,000
                    14        5/25/2005         52,000,000
                    15        6/25/2005         52,000,000
                    16        7/25/2005         52,000,000
                    17        8/25/2005         52,000,000
                    18        9/25/2005         52,000,000
                    19        10/25/2005        52,000,000
                    20        11/25/2005        52,000,000
                    21        12/25/2005        43,000,000
                    22        1/25/2006         43,000,000
                    23        2/25/2006         43,000,000
                    24        3/25/2006         43,000,000
                    25        4/25/2006         43,000,000
                    26        5/25/2006         43,000,000
                    27        6/25/2006         43,000,000
                    28        7/25/2006         43,000,000
                    29        8/25/2006         43,000,000
                    30        9/25/2006         43,000,000
                    31        4/25/2004              0

11
                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables

Class B To Call
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         1.15         1.19          1.24         1.31          1.40
MDUR (yr) @ 100                  1.08         1.12          1.17         1.23          1.31
First Prin Pay                 01/25/05     01/25/05      01/25/05     02/25/05      02/25/05
Last Prin Pay                  07/25/05     08/25/05      09/25/05     11/25/05      01/25/06
-------------------------------------------------------------------------------------------------

Class B To Maturity
-------------------------------------------------------------------------------------------------

Prepay Speed                   20% CPR       25% CPR      30% CPR       35% CPR       40% CPR
=================================================================================================

WAL (yr)                         1.15         1.19          1.24         1.31          1.40
MDUR (yr) @ 100                  1.08         1.12          1.17         1.23          1.31
First Prin Pay                 01/25/05     01/25/05      01/25/05     02/25/05      02/25/05
Last Prin Pay                  07/25/05     08/25/05      09/25/05     11/25/05      01/25/06
-------------------------------------------------------------------------------------------------

12
                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                         Effective Net WAC Rate Schedule

-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------
                           Net WAC                                  Net WAC                                  Net WAC
      Period              Rate (1,2)            Period             Rate (1,2)            Period             Rate (1,2)
-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------
         1                 5.15853%               33               10.29823%               65                9.96779%
         2                 8.89871%               34                9.96608%               66                9.96785%
         3                 8.56897%               35                9.96612%               67               10.30019%
         4                 8.80909%               36               11.03397%               68                9.96799%
         5                 8.47946%               37                9.96622%               69               10.30033%
         6                 8.43253%               38               10.29847%               70                9.96813%
         7                 8.66357%               39                9.96631%               71                9.96821%
         8                 8.33412%               40               10.29857%               72               11.03631%
         9                 8.55861%               41                9.96641%               73                9.96835%
        10                 8.22927%               42                9.96646%               74                0.00000%
        11                 9.58351%               43               10.29872%
        12                10.59696%               44                9.96656%
        13                 9.55899%               45               10.29883%
        14                 9.86434%               46                9.96666%
        15                 9.53286%               47                9.96671%
        16                 9.83647%               48               10.65413%
        17                 9.50502%               49                9.96682%
        18                 9.49041%               50               10.29910%
        19                 9.79118%               51                9.96693%
        20                 9.45977%               52               10.29922%
        21                 9.85182%               53                9.96704%
        22                 9.52030%               54                9.96710%
        23                 9.50614%               55               10.29940%
        24                10.50847%               56                9.96722%
        25                 9.47642%               57               10.29952%
        26                 9.77620%               58                9.96734%
        27                 9.44474%               59                9.96740%
        28                 9.74238%               60               11.03541%
        29                 9.41095%               61                9.96753%
        30                 9.39322%               62               10.29984%
        31                10.29814%               63                9.96765%
        32                 9.96599%               64               10.29998%

-------------------- --------------------- ------------------ --------------------- ------------------ ---------------------

(1)      One Month LIBOR is increased to 20% on the first Distribution Date.
(2)      Adjusted to actual/360.

13
                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                               Excess Spread (1,2)
------------ -------------- ------------------ --------- ------------ ------------------
  Period      FWD 1 Month   Excess Spread (%)   Period      FWD 1     Excess Spread (%)
                                                            Month
                LIBOR %                                    LIBOR %
------------ -------------- ------------------ --------- ------------ ------------------
     1          1.09000          6.04388          48       4.71400         5.99325
     2          1.12900          7.18180          49       4.77000         5.65981
     3          1.13800          7.06593          50       4.82400         5.77495
     4          1.18100          7.03047          51       4.87200         5.59362
     5          1.21500          6.88441          52       4.91500         5.71740
     6          1.26100          6.78423          53       4.95200         5.53696
     7          1.32600          6.72845          54       4.98200         5.51499
     8          1.41300          6.52103          55       5.00600         5.65286
     9          1.51200          6.43626          56       5.02300         5.48671
    10          1.61700          6.20363          57       5.03200         5.63590
    11          1.74000          7.47985          58       5.03300         5.47970
    12          1.86700          7.60958          59       5.02600         5.48544
    13          1.98700          7.26845          60       5.01100         5.96239
    14          2.12000          7.24754          61       5.02400         5.48719
    15          2.25500          7.05325          62       5.07000         5.60639
    16          2.38100          7.04936          63       5.11400         5.41432
    17          2.52000          6.85093          64       5.15700         5.53823
    18          2.65100          6.75482          65       5.19800         5.34632
    19          2.76200          6.77963          66       5.23800         5.31394
    20          2.87800          6.60252          67       5.27600         5.44503
    21          2.99300          6.71996          68       5.31100         5.25487
    22          3.09800          6.54393          69       5.34500         5.39101
    23          3.22600          6.45506          70       5.37700         5.20148
    24          3.25500          6.77654          71       5.40600         5.17803
    25          3.26200          6.46940          72       5.43400         5.65331
    26          3.36900          6.51451          73       5.45900         5.13519
    27          3.47200          6.34908          74       5.48100         0.00000
    28          3.57100          6.40930
    29          3.66500          6.25503
    30          3.75400          6.18542
    31          3.83700          6.84719
    32          3.91400          6.69363
    33          3.98300          6.78026
    34          4.04500          6.63941
    35          4.09800          6.62415
    36          4.14200          6.98145
    37          4.18500          6.47688
    38          4.23300          6.44647
    39          4.28000          6.15368
    40          4.32700          6.12195
    41          4.37300          5.86789
    42          4.42000          5.85105
    43          4.46700          5.97552
    44          4.51400          5.81080
    45          4.56300          5.93033
    46          4.61200          5.75830
    47          4.66200          5.72794

------------ -------------- ------------------ --------- ------------ ------------------
(1)      Assumes the Pricing Prepayment Speed.
(2)      Calculated as (a) interest collections on the collateral (net of certain fees of the trust), less total interest on the Offered
         Certificates divided by (b) collateral balance as of the beginning period, such amount multiplied by 12.Includes the effect of any arrearage payments.

14
                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc.
("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

     BREAKEVEN LOSSES

------------ -------------- -------- --------- -------------- ---------------- - -------------- ----------------
                                                        STATIC LIBOR                     FORWARD LIBOR
                                                    CDR                               CDR
   Class      Moody's      S&P        Fitch        BREAK         CUM LOSS            BREAK         CUM LOSS
     B          Ba2        BB+         BB+         7.735          17.30%             6.006          13.87%
------------ -------------- -------- --------- -------------- ---------------- - -------------- ----------------

Assumptions
------------------------------------------------------------------------------
100% Loss Severity
12 Month Delay
Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR that creates the first dollar of principal loss on the related bond
------------------------------------------------------------------------------

15
                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                     Total Mortgage Loans
                                          Scheduled Balances as of the Cut-off Date

   TOTAL CURRENT BALANCE:                    $450,000,016
   NUMBER OF LOANS:                                 9,150

                                                                              Minimum                     Maximum
   AVG CURRENT BALANCE:                        $49,180.33                   $9,260.76                 $162,621.67

   WAVG GROSS COUPON:                              10.807%                    8.000%                   12.990%

   WAVG COMBINED ORIGINAL LTV:                      99.39%                    37.24%                   100.00%

   WAVG ORIGINAL TERM:                                236  months                 180  months                 360  months
   WAVG REMAINING TERM:                               230  months                 162  months                 351  months

   WAVG FICO SCORE:                                   679                         600                         819

PREPAYMENT BREAKDOWN ($):                  99.97 %  No Prepayment Penalty, 0.03 %  Prepayment Penalty

TOP STATE CONC ($):                       67.56 %  California,  7.15 %  Texas,  4.76 %  Colorado
MAXIMUM ZIP CODE CONC ($):                1.18%  95122

FIRST PAY DATE:                                                               Oct 01, 2002              Feb 01, 2004
PAID TO DATE:                                                                 Feb 01, 2004              Nov 01, 2004
MATURE DATE:                                                                  Sep 01, 2017              Jun 01, 2033

16
                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PRODUCT:                                       Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Fixed Rate Second Lien                                    9,150             450,000,015.88                   100.00
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PREPAYMENT PENALTY:                            Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 No Prepayment Penalty                                     9,147             449,864,479.08                    99.97
 Prepayment Penalty                                            3                 135,536.80                     0.03
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PRINCIPAL BALANCE ($):                         Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
0.01  -25,000.00                                           1,459              27,802,243.03                     6.18
25,000.01  -50,000.00                                      3,744             138,094,007.83                    30.69
50,000.01  -75,000.00                                      2,501             152,577,350.09                    33.91
75,000.01  - 100,000.00                                    1,244             107,737,807.79                    23.94
 100,000.01  - 125,000.00                                    148              16,404,932.23                     3.65
 125,000.01  - 150,000.00                                     48               6,447,106.20                     1.43
 150,000.01  - 200,000.00                                      6                 936,568.71                     0.21
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
ORIGINAL TERM (months):                        Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 180                                                         830              31,098,822.72                     6.91
 240                                                       8,319             418,811,509.33                    93.07
 360                                                           1                  89,683.83                     0.02
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

17
                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
REMAINING TERM (months):                       Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 162  - 170                                                  113               4,171,996.73                     0.93
 171  - 180                                                  717              26,926,825.99                     5.98
 221  - 230                                                  902              47,051,782.21                    10.46
 231  - 240                                                7,417             371,759,727.12                    82.61
 351  - 351                                                    1                  89,683.83                     0.02
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PROPERTY TYPE:                                 Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Single Family                                             6,892             345,704,589.39                    76.82
 PUD                                                       1,014              44,282,668.78                     9.84
 Condominium                                                 798              34,965,035.31                     7.77
 2-4 Units                                                   417              23,913,017.38                     5.31
 Townhouse                                                    29               1,134,705.02                     0.25
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
OCCUPANCY:                                     Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Primary                                                   9,150             450,000,015.88                   100.00
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
PURPOSE:                                       Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Purchase                                                  8,553             420,919,112.92                    93.54
 Cash Out Refinance                                          523              25,739,398.88                     5.72
 Rate/Term Refinance                                          74               3,341,504.08                     0.74
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

18
                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
COMBINED ORIGINAL LTV (%):                     Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
  35.01  -40.00                                                2                 123,849.23                     0.03
  70.01  -75.00                                                1                  99,499.96                     0.02
  75.01  -80.00                                                1                  17,751.64                     0.00
  80.01  -85.00                                                4                 104,878.44                     0.02
  85.01  -90.00                                              158               7,328,508.89                     1.63
  90.01  -95.00                                              648              31,694,836.55                     7.04
  95.01  - 100.00                                          8,336             410,630,691.17                    91.25
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

19
                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
STATE:                                         Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Alabama                                                      31                 943,353.58                     0.21
 Alaska                                                       24                 835,687.60                     0.19
 Arizona                                                     111               3,806,063.23                     0.85
 California                                                5,089             304,009,941.17                    67.56
 Colorado                                                    507              21,407,715.31                     4.76
 Connecticut                                                  10                 388,771.08                     0.09
 Florida                                                     362              12,160,639.55                     2.70
 Georgia                                                      78               3,038,764.67                     0.68
 Idaho                                                        13                 311,296.28                     0.07
 Illinois                                                    227               9,294,869.70                     2.07
 Indiana                                                       4                 181,794.35                     0.04
 Iowa                                                          5                 126,649.37                     0.03
 Kansas                                                        1                  22,807.10                     0.01
 Louisiana                                                    15                 428,663.47                     0.10
 Maine                                                         1                  19,717.86                     0.00
 Maryland                                                     39               1,997,042.75                     0.44
 Massachusetts                                                63               3,319,971.06                     0.74
 Michigan                                                     45               1,337,601.53                     0.30
 Missouri                                                     24                 620,112.39                     0.14
 Montana                                                      34                 968,544.57                     0.22
 Nebraska                                                     27                 854,318.05                     0.19
 Nevada                                                       80               3,426,304.16                     0.76
 New Hampshire                                                 8                 318,391.11                     0.07
 New Jersey                                                   16                 805,412.29                     0.18
 New Mexico                                                   10                 302,931.90                     0.07
 New York                                                    130               7,529,818.03                     1.67
 North Carolina                                               53               1,540,181.77                     0.34
 North Dakota                                                  1                  30,927.07                     0.01
 Oklahoma                                                     35                 923,235.83                     0.21
 Oregon                                                      207               7,180,534.92                     1.60
 Pennsylvania                                                 22                 618,114.84                     0.14
 Rhode Island                                                 12                 516,797.63                     0.11
 South Dakota                                                  1                  20,429.64                     0.00
 Tennessee                                                    28                 832,016.73                     0.18
 Texas                                                     1,128              32,159,238.11                     7.15
 Utah                                                        152               5,068,259.67                     1.13
 Virginia                                                     33               1,755,296.51                     0.39
 Washington                                                  476              19,600,806.32                     4.36
 West Virginia                                                 2                  49,296.83                     0.01
 Wisconsin                                                    31                 880,539.53                     0.20
 Wyoming                                                      15                 367,158.32                     0.08
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

20
                             RBS Greenwich Capital

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the Mortgage Loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                 % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
DOCUMENTATION:                                 Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Full Documentation                                        2,576             124,486,580.80                    27.66
 Stated Income Documentation                               6,574             325,513,435.08                    72.34
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
LIEN:                                          Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 Second Lien                                               9,150             450,000,015.88                   100.00
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
CREDIT GRADE:                                  Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 A                                                         9,108             448,953,877.03                    99.77
 B                                                            42               1,046,138.85                     0.23
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
FICO:                                          Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
 551  - 600                                                   18                 723,701.52                     0.16
 601  - 650                                                2,455             113,987,379.19                    25.33
 651  - 700                                                4,399             215,835,257.36                    47.96
 701  - 750                                                1,811              93,435,778.43                    20.76
 751  - 800                                                  454              25,407,104.07                     5.65
 801  - 819                                                   13                 610,795.31                     0.14
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

                                                                                                   % of Aggregate
                                                                       Principal Balance         Principal Balance
                                                  Number of            Outstanding as of         Outstanding as of
GROSS COUPON (%):                              Mortgage Loans           the Cut-off Date          the Cut-off Date
-----------------------------------------    --------------------    -----------------------    ---------------------
7.001  -8.000                                                 21                 630,543.22                     0.14
8.001  -9.000                                                 22               1,231,570.82                     0.27
9.001  - 10.000                                            2,059              81,285,900.47                    18.06
 10.001  - 11.000                                          4,780             253,994,594.73                    56.44
 11.001  - 12.000                                          2,230             110,811,805.81                    24.62
 12.001  - 13.000                                             38               2,045,600.83                     0.45
-----------------------------------------    --------------------    -----------------------    ---------------------
Total                                                      9,150             450,000,015.88                   100.00
=========================================    ====================    =======================    =====================

21
                             RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Material") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Long Beach Mortgage Loan Trust 2004-A

                                                                       % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Product:                        Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
Fixed Rate Second Lien                      9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Prepayment Penalty:             Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                       9,737      479,757,242.23              99.95        99.41         678
Prepayment Penalty                              5          242,819.00               0.05       100.00         681
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Principal Balances ($)          Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
a.         0 -    50,000                    5,550      177,111,650.17              36.90        99.43         674
b.    50,001 -   100,000                    3,962      275,595,190.69              57.42        99.36         680
c.   100,001 -   150,000                      219       25,529,389.52               5.32        99.78         686
d.   150,001 -   200,000                       11        1,763,830.85               0.37       100.00         672
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Original Term (months)          Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                          180                 881       33,096,432.49               6.90         99.1         676
                          240               8,861      446,903,628.74              93.10        99.43         678
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Remaining Term (months)         Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
121-180                                       881       33,096,432.49               6.90        99.10         676
181-240                                     8,861      446,903,628.74              93.10        99.43         678
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Property Type                   Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
2-4 Units                                     440       25,389,075.67               5.29        99.30         695
Condominium                                   839       36,730,267.41               7.65        99.51         679
PUD                                         1,100       48,159,939.74              10.03        99.36         671
Single Family                               7,333      368,558,333.78              76.78        99.41         678
Townhouse                                      30        1,162,444.63               0.24        98.36         672
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Occupancy                       Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
Primary                                     9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Purpose                         Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                            567       27,911,110.99               5.81        98.42         659
Purchase                                    9,097      448,484,990.82              93.43        99.48         679
Rate/Term Refinance                            78        3,603,959.42               0.75        97.60         659
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Combined Original Ltv           Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
k.  70.01 -  75.00                              1           99,499.96               0.02        74.07         710
m.  80.01 -  85.00                              6          210,180.24               0.04        83.71         653
n.  85.01 -  90.00                            164        7,671,271.07               1.60        89.75         678
o.  90.01 -  95.00                            674       33,275,341.76               6.93        94.74         683
p.  95.01 - 100.00                          8,897      438,743,768.20              91.40        99.94         678
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
State                           Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Alabama                                        35        1,157,885.69               0.24        98.77         654
Alaska                                         25          866,820.18               0.18        99.73         661
Arizona                                       117        4,056,050.88               0.85        99.28         663
California                                  5,365      321,133,364.37              66.90        99.39         682
Colorado                                      548       23,230,267.08               4.84        99.22         665
Connecticut                                    11          463,533.53               0.10        98.75         664
Florida                                       392       13,128,625.08               2.74        99.42         667
Georgia                                        88        3,375,628.44               0.70        99.86         670
Idaho                                          16          389,457.81               0.08        99.68         660
Illinois                                      243        9,836,363.94               2.05        99.46         678
Indiana                                         5          223,524.36               0.05       100.00         683
Iowa                                            6          147,282.76               0.03        99.99         684
Kansas                                          1           22,807.10               0.00       100.00         609
Louisiana                                      15          428,663.47               0.09        99.99         697
Maine                                           1           19,717.86               0.00       100.00         645
Maryland                                       41        2,120,961.68               0.44        99.45         669
Massachusetts                                  66        3,485,888.57               0.73        98.83         681
Michigan                                       52        1,515,060.03               0.32        99.20         667
Missouri                                       24          619,688.76               0.13        99.97         660
Montana                                        35          993,767.54               0.21        99.39         669
Nebraska                                       27          864,539.77               0.18        99.78         671
Nevada                                         91        3,921,520.72               0.82        98.75         670
New Hampshire                                   8          318,391.11               0.07       100.00         678
New Jersey                                     16          805,209.97               0.17        98.61         668
New Mexico                                     11          361,775.71               0.08        99.81         664
New York                                      144        8,564,706.73               1.78        98.91         689
North Carolina                                 64        1,998,941.17               0.42        99.47         662
North Dakota                                    1           30,926.95               0.01       100.00         671
Oklahoma                                       37          992,374.81               0.21        99.55         677
Oregon                                        226        7,932,615.63               1.65        99.69         670
Pennsylvania                                   23          660,890.86               0.14        99.62         662
Rhode Island                                   13          547,531.40               0.11       100.00         670
South Dakota                                    1           20,429.64               0.00       100.00         610
Tennessee                                      30          911,642.21               0.19        99.96         663
Texas                                       1,207       34,777,375.06               7.25        99.65         669
Utah                                          170        5,808,684.87               1.21        99.34         666
Virginia                                       32        1,728,810.80               0.36        99.44         678
Washington                                    507       21,222,994.77               4.42        99.60         673
West Virginia                                   2           49,296.83               0.01       100.00         618
Wisconsin                                      31          898,884.77               0.19        99.72         673
Wyoming                                        15          367,158.32               0.08        99.99         654
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Documantation                   Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Full                                        2,793      135,226,601.97              28.17        99.36         657
Stated                                      6,949      344,773,459.26              71.83        99.43         686
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Lien                            Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Second Lien                                 9,742      480,000,061.23             100.00        99.41         678
                              ------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Grade                           Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
A                                           9,696      478,793,906.94              99.75        99.41         678
B                                              46        1,206,154.29               0.25        99.55         642
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Fico                            Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
f. 551 - 600                                   20          808,818.13               0.17        97.77         600
g. 601 - 650                                2,696      125,976,737.15              26.25        99.45         634
h. 651 - 700                                4,648      227,861,819.99              47.47        99.41         673
i. 701 - 750                                1,895       98,449,618.93              20.51        99.38         721
j. 751 - 800                                  470       26,292,283.75               5.48        99.33         767
k. 800 +                                       13          610,783.28               0.13        98.44         806
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Gross Coupon                    Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
07.001-8.000                                   21          630,543.22               0.13        99.95         663
08.001-9.000                                   34        1,768,443.17               0.37        99.21         684
09.001-10.000                               2,186       86,686,721.30              18.06        99.41         685
10.001-11.000                               5,026      267,290,390.09              55.69        99.37         693
11.001-12.000                               2,432      121,276,060.42              25.27        99.49         640
12.001-13.000                                  43        2,347,903.03               0.49        99.65         630
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

                                                                        % of Aggregate
                                                   Principal Balance  Principal Balance
                                   Number of       Outstanding as of  Outstanding as of
Property Type                   Mortgage Loans      the Cutoff Date    the Cutoff Date      WA-Ltv      WA-Fico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
CA-NORTH                                    3,094      199,726,315.62              41.61        99.44         682
CA-SOUTH                                    2,271      121,407,048.75              25.29        99.32         680
OUTSIDE CA                                  4,377      158,866,696.86              33.10        99.44         670
------------------------------------------------------------------------------------------------------------------
TOTAL POOL                                  9,742      480,000,061.23             100.00        99.41         678
------------------------------------------------------------------------------------------------------------------

Long Beach 2004-A
                           ----------------------------------
                           MARKET POOL PROSPECTUS DIFFERENCE
-------------------------------------------------------------
Original Balance           454,309,146 484,507,04635,250,613

Current Balance            450,000,016 480,000,06134,986,634
# of Loans                       9,150      9,742        683

WAC                             10.807     10.810     10.849
WA Gross Margin                  0.000      0.000      0.000
WA First Rate Cap                0.000      0.000      0.000
WA Period Rate Cap               0.000      0.000      0.000
WA Maximum Rate                  0.000      0.000      0.000

Average Loan Amount          49,651.27  49,733.84  51,611.44

WA FICO Score                      679        678        669
% with FICO Score               100.0%     100.0%     100.0%

WA Backend Ratio                 42.23      42.18      41.83

WA LTV                           99.39      99.41      99.48
Maximum LTV                     100.00     100.00     100.00

WA Total LTV (with Silent 2nd)   99.39      99.40      99.48

WA Original Term                 235.9      235.9      235.8
WA Seasoning                       5.9        5.9        5.3

WA Prepay Term (years)             2.8        2.6        2.3

Current                         100.0%     100.0%     100.0%

a. Loan Amt:  = 322,700        100.0%     100.0%     100.0%

Loan Amt:       1-  50,000       36.5%      36.6%      36.1%
Loan Amt:  50,001 - 75,000       33.9%      33.6%      29.9%
Loan Amt:  75,001 -100,000       24.3%      24.1%      23.5%
Loan Amt: 100,001 -125,000        3.7%       3.9%       6.1%
Loan Amt: 125,001 -150,000        1.4%       1.4%       2.0%
Loan Amt: 150,001 -200,000        0.3%       0.4%       2.4%

O-LTV %:   0.01- 50.00            0.0%       0.0%       0.0%
O-LTV %:  50.01- 75.00            0.0%       0.0%       0.0%
O-LTV %:  75.01- 79.99            0.0%       0.0%       0.0%
O-LTV %:  80.01- 85.00            0.0%       0.0%       0.3%
O-LTV %:  85.01- 90.00            1.6%       1.6%       1.3%
O-LTV %:  90.01- 95.00            7.0%       6.9%       5.2%
O-LTV %:  95.01- 99.99            3.9%       4.0%       4.1%
O-LTV %: 100.00                  87.4%      87.4%      89.1%

WA FICO
O-LTV %:   0.01- 50.00             657          0          0
O-LTV %:  50.01- 75.00             710        710          0
O-LTV %:  75.01- 79.99             641          0          0
O-LTV %:  80.01- 85.00             676        653        629
O-LTV %:  85.01- 90.00             679        678        663
O-LTV %:  90.01- 95.00             684        683        672
O-LTV %:  95.01- 99.99             677        677        681
O-LTV %: 100.00                    678        678        668

FICO: 576-600                    0.16%      0.17%      0.24%
FICO: 601-625                    7.04%      7.40%     11.84%
FICO: 626-650                   18.29%     18.84%     26.20%
FICO: 651-675                   27.55%     27.37%     24.04%
FICO: 676-700                   20.41%     20.10%     17.40%
FICO: 701-725                   12.76%     12.73%     11.84%
FICO: 726-750                    8.00%      7.78%      4.93%
FICO: 751-775                    4.17%      4.01%      1.98%
FICO: 776-800                    1.48%      1.47%      1.53%
FICO: 801-825                    0.14%      0.13%      0.00%

FRM                             100.0%     100.0%     100.0%

Fixed                           100.0%     100.0%     100.0%

Fixed Rate Second Lien          100.0%     100.0%     100.0%

Interest Only                     0.0%       0.0%       0.0%

No Prepay Penalty               100.0%      99.9%      99.7%
Prepay Penalty: 2 Years           0.0%       0.0%       0.2%
Prepay Penalty: 3 Years           0.0%       0.0%       0.1%

2-4 Units                         5.3%       5.3%       5.2%
Condo                             7.8%       7.7%       6.1%
PUD                               9.8%      10.0%      12.3%
Single Family                    76.8%      76.8%      76.4%
Townhouse                         0.3%       0.2%       0.1%

Owner Occupied                  100.0%     100.0%     100.0%

Full Documentation               27.7%      28.2%      34.5%
Stated Income Documentation      72.3%      71.8%      65.5%

Purchase                         93.5%      93.4%      91.8%
Refi Cashout                      5.7%       5.8%       7.1%
Refi Rate/Term                    0.7%       0.8%       1.1%

b. Not Silent Second            100.0%     100.0%     100.0%

2nd Lien                        100.0%     100.0%     100.0%

1st Pay Date
10/01/02                          0.0%       0.0%       0.0%
11/01/02                          0.0%       0.0%       0.0%
12/01/02                          0.1%       0.1%       0.0%
01/01/03                          0.2%       0.2%       0.0%
02/01/03                          0.1%       0.1%       0.3%
03/01/03                          0.8%       0.8%       1.0%
04/01/03                          0.4%       0.4%       0.7%
05/01/03                          1.6%       1.6%       1.6%
06/01/03                          8.1%       8.1%       7.2%
07/01/03                          8.1%       7.9%       6.2%
08/01/03                          9.3%       9.2%       8.2%
09/01/03                         11.4%      11.4%      10.2%
10/01/03                         12.2%      12.0%      10.3%
11/01/03                         11.1%      11.0%       9.5%
12/01/03                         14.1%      13.8%      10.0%
01/01/04                         12.7%      12.2%       6.8%
02/01/04                          9.7%      11.0%      28.0%

Alabama                           0.2%       0.2%       0.6%
Alaska                            0.2%       0.2%       0.1%
Arizona                           0.8%       0.8%       1.0%
California                       67.6%      66.9%      58.6%
Colorado                          4.8%       4.8%       6.5%
Connecticut                       0.1%       0.1%       0.2%
Florida                           2.7%       2.7%       3.5%
Georgia                           0.7%       0.7%       1.0%
Idaho                             0.1%       0.1%       0.2%
Illinois                          2.1%       2.0%       1.9%
Indiana                           0.0%       0.0%       0.1%
Iowa                              0.0%       0.0%       0.1%
Kansas                            0.0%       0.0%       0.0%
Louisiana                         0.1%       0.1%       0.0%
Maine                             0.0%       0.0%       0.0%
Maryland                          0.4%       0.4%       0.4%
Massachusetts                     0.7%       0.7%       0.5%
Michigan                          0.3%       0.3%       0.5%
Missouri                          0.1%       0.1%       0.0%
Montana                           0.2%       0.2%       0.1%
Nebraska                          0.2%       0.2%       0.1%
Nevada                            0.8%       0.8%       1.5%
New Hampshire                     0.1%       0.1%       0.0%
New Jersey                        0.2%       0.2%       0.0%
New Mexico                        0.1%       0.1%       0.2%
New York                          1.7%       1.8%       3.3%
North Carolina                    0.3%       0.4%       1.3%
North Dakota                      0.0%       0.0%       0.0%
Oklahoma                          0.2%       0.2%       0.2%
Oregon                            1.6%       1.7%       2.2%
Pennsylvania                      0.1%       0.1%       0.1%
Rhode Island                      0.1%       0.1%       0.1%
South Dakota                      0.0%       0.0%       0.0%
Tennessee                         0.2%       0.2%       0.2%
Texas                             7.1%       7.2%       7.6%
Utah                              1.1%       1.2%       2.4%
Virginia                          0.4%       0.4%       0.2%
Washington                        4.4%       4.4%       5.1%
West Virginia                     0.0%       0.0%       0.0%
Wisconsin                         0.2%       0.2%       0.1%
Wyoming                           0.1%       0.1%       0.0%
Maine                             0.0%       0.0%       0.0%
Maryland                          0.9%       0.9%       0.8%
Massachusetts                     0.9%       0.9%       1.1%
Michigan                          1.2%       1.2%       1.4%
Minnesota                         0.6%       0.6%       0.6%
Missouri                          0.5%       0.5%       0.6%
Montana                           0.5%       0.5%       0.6%
Nebraska                          0.2%       0.2%       0.3%
Nevada                            0.7%       0.7%       0.7%
New Hampshire                     0.1%       0.1%       0.1%
New Jersey                        1.4%       1.4%       1.4%
New Mexico                        0.3%       0.3%       0.3%
New York                          2.8%       2.8%       3.0%
North Carolina                    0.7%       0.7%       0.8%
North Dakota                      0.0%       0.0%       0.0%
Ohio                              1.1%       1.1%       1.4%
Oklahoma                          0.4%       0.4%       0.4%
Oregon                            2.0%       2.0%       2.3%
Pennsylvania                      0.6%       0.6%       0.6%
Rhode Island                      0.2%       0.2%       0.3%
South Carolina                    0.2%       0.2%       0.2%
South Dakota                      0.0%       0.0%       0.1%
Tennessee                         0.7%       0.7%       0.8%
Texas                             7.2%       7.2%       7.2%
Utah                              1.1%       1.0%       1.3%
Vermont                           0.0%       0.0%       0.0%
Virginia                          0.8%       0.8%       0.7%
Washington                        3.8%       3.9%       4.2%
West Virginia                     0.1%       0.1%       0.1%
Wisconsin                         0.4%       0.4%       0.4%
Wyoming                           0.1%       0.1%       0.1%
                           ----------------------------------

Long Beach Mortgage Loan Trust 2004-A

Full Documentation
                                           % of Aggregate
                             Principal BalPrincipal Balance
                  Number of  Outstanding as oOutstanding as of
Fico              Mortgage Lothe Cutoff Dathe Cutoff WA-Ltv WA-Fico
-------------------------------------------------------------------
f. 551 - 600              16   591,221.89       0.47  98.05    600
g. 601 - 650           1,382 63,723,980.27     51.19  99.32    627
h. 651 - 700             803 40,439,740.35     32.49  99.36    672
i. 701 - 750             308 15,960,776.23     12.82  99.30    721
j. 751 - 800              65 3,678,652.05       2.96  99.64    767
k. 800 +                   2    92,210.01       0.07  99.05    812
-------------------------------------------------------------------
TOTAL POOL             2,576 124,486,580.80   100.00  99.33    658
-------------------------------------------------------------------

Stated Documentation
                                           % of Aggregate
                             Principal BalPrincipal Balance
                  Number of  Outstanding as oOutstanding as of
Fico              Mortgage Lothe Cutoff Dathe Cutoff WA-Ltv WA-Fico
-------------------------------------------------------------------
f. 551 - 600               2   132,479.63       0.04  95.08    600
g. 601 - 650           1,073 50,263,398.92     15.44  99.56    643
h. 651 - 700           3,596 175,395,517.01    53.88  99.40    673
i. 701 - 750           1,503 77,475,002.20     23.80  99.36    722
j. 751 - 800             389 21,728,452.02      6.68  99.29    767
k. 800 +                  11   518,585.30       0.16  98.33    805
-------------------------------------------------------------------
TOTAL POOL             6,574 325,513,435.08   100.00  99.41    687
-------------------------------------------------------------------

LB_04_A Price/Yield - M8

Greenwich Capital

Balance                                                  $10,130,000.00                                                                          Delay                                                                                  0
Coupon                                                                                                                                           Dated                                                                                  3/4/2004
Settle                                                   3/4/2004                                                                                First Payment                                                                          4/25/2004

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  Prepay                 10 - 50 CPR over 12mos, 50 to mos 18, 60 to mos 24, 40 in mos 40 and on                10 - 50 CPR over 12mos, 50 to mos 18, 60 to mos 24, 40 in mos 40 and on
                                                 Default                                                                         1 to 6 over 12M                                                                        1 to 6 over 12M
                                           Loss Severity                                                                                    100%                                                                                   100%
                                       Servicer Advances                                                                                    100%                                                                                   100%
                                         Liquidation Lag                                                                                      12                                                                                     12
                                                   LIBOR                                                                                 Forward                                                                           Forward +100
                                                TRIGGERS                                                                                    FAIL                                                                                   FAIL
                                     Optional Redemption                                                                                 Call (N)                                                                               Call (N)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                   Price                                                                                   Yield                                                                                  Yield
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                   99-16                                                                                   5.839                                                                                  6.968
                                                   99-17                                                                                   5.831                                                                                  6.961
                                                   99-18                                                                                   5.824                                                                                  6.954
                                                   99-19                                                                                   5.816                                                                                  6.946
                                                   99-20                                                                                   5.809                                                                                  6.939
                                                   99-21                                                                                   5.801                                                                                  6.932
                                                   99-22                                                                                   5.794                                                                                  6.925
                                                   99-23                                                                                   5.786                                                                                  6.917
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                   99-24                                                                                   5.779                                                                                  6.910
                                                   99-25                                                                                   5.772                                                                                  6.903
                                                   99-26                                                                                   5.764                                                                                  6.896
                                                   99-27                                                                                   5.757                                                                                  6.888
                                                   99-28                                                                                   5.749                                                                                  6.881
                                                   99-29                                                                                   5.742                                                                                  6.874
                                                   99-30                                                                                   5.734                                                                                  6.867
                                                   99-31                                                                                   5.727                                                                                  6.860
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  100-00                                                                                   5.719                                                                                  6.852
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  100-01                                                                                   5.712                                                                                  6.845
                                                  100-02                                                                                   5.704                                                                                  6.838
                                                  100-03                                                                                   5.697                                                                                  6.831
                                                  100-04                                                                                   5.690                                                                                  6.824
                                                  100-05                                                                                   5.682                                                                                  6.816
                                                  100-06                                                                                   5.675                                                                                  6.809
                                                  100-07                                                                                   5.667                                                                                  6.802
                                                  100-08                                                                                   5.660                                                                                  6.795
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                  100-09                                                                                   5.652                                                                                  6.788
                                                  100-10                                                                                   5.645                                                                                  6.780
                                                  100-11                                                                                   5.638                                                                                  6.773
                                                  100-12                                                                                   5.630                                                                                  6.766
                                                  100-13                                                                                   5.623                                                                                  6.759
                                                  100-14                                                                                   5.615                                                                                  6.752
                                                  100-15                                                                                   5.608                                                                                  6.744
                                                  100-16                                                                                   5.600                                                                                  6.737
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                     WAL                                                                                    4.74                                                                                   5.09
                                                Mod Durn                                                                                    4.19                                                                                   4.33
                                     Principal Writedown                                                                             0.00 (0.00%)                                                                           0.00 (0.00%)
                      Total Collat Loss (Collat Maturity)                                                                   41,814,653.99 (9.29%)                                                                  41,814,653.99 (9.29%)
               Total Collat Liquidation (Collat Maturity)                                                                   41,814,653.99 (9.29%)                                                                  41,814,653.99 (9.29%)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M8

Greenwich Capital

Balance                                         $10,130,000.00                          Delay                                   0
Coupon                                                                                  Dated                                   3/4/2004
Settle                                          3/4/2004                                First Payment                           4/25/2004

--------------------------------------------------------------------------------------------------------------------------------
                                         Prepay                   100 *LB_04A_brace_CPR                   100 *LB_04A_brace_CPR
                                        Default                         1 to 6 over 12M                         1 to 6 over 12M
                                  Loss Severity                                    100%                                    100%
                              Servicer Advances                                    100%                                    100%
                                Liquidation Lag                                      12                                      12
                                          LIBOR                                 Forward                           Forward + 100
                                       TRIGGERS                                    FAIL                                    FAIL
--------------------------------------------------------------------------------------------------------------------------------
                                          Price                                   Yield                                   Yield
--------------------------------------------------------------------------------------------------------------------------------
                                          99-16                                   5.622                                   6.713
                                          99-17                                   5.614                                   6.705
                                          99-18                                   5.606                                   6.697
                                          99-19                                   5.598                                   6.689
                                          99-20                                   5.589                                   6.681
                                          99-21                                   5.581                                   6.673
                                          99-22                                   5.573                                   6.665
                                          99-23                                   5.564                                   6.657
--------------------------------------------------------------------------------------------------------------------------------
                                          99-24                                   5.556                                   6.648
                                          99-25                                   5.548                                   6.640
                                          99-26                                   5.540                                   6.632
                                          99-27                                   5.531                                   6.624
                                          99-28                                   5.523                                   6.616
                                          99-29                                   5.515                                   6.608
                                          99-30                                   5.507                                   6.600
                                          99-31                                   5.498                                   6.592
--------------------------------------------------------------------------------------------------------------------------------
                                         100-00                                   5.490                                   6.584
--------------------------------------------------------------------------------------------------------------------------------
                                         100-01                                   5.482                                   6.576
                                         100-02                                   5.474                                   6.568
                                         100-03                                   5.465                                   6.560
                                         100-04                                   5.457                                   6.551
                                         100-05                                   5.449                                   6.543
                                         100-06                                   5.441                                   6.535
                                         100-07                                   5.433                                   6.527
                                         100-08                                   5.424                                   6.519
--------------------------------------------------------------------------------------------------------------------------------
                                         100-09                                   5.416                                   6.511
                                         100-10                                   5.408                                   6.503
                                         100-11                                   5.400                                   6.495
                                         100-12                                   5.391                                   6.487
                                         100-13                                   5.383                                   6.479
                                         100-14                                   5.375                                   6.471
                                         100-15                                   5.367                                   6.463
                                         100-16                                   5.359                                   6.455
--------------------------------------------------------------------------------------------------------------------------------
                                            WAL                                    4.22                                    4.43
                                       Mod Durn                                    3.79                                    3.87
                            Principal Writedown                             0.00 (0.00%)                            0.00 (0.00%)
             Total Collat Loss (Collat Maturity)                   36,611,057.35 (8.14%)                   36,611,057.35 (8.14%)
      Total Collat Liquidation (Collat Maturity)                   36,611,057.35 (8.14%)                   36,611,057.35 (8.14%)
--------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M8

Greenwich Capital

Balance                                         $10,130,000.00                          Delay                                   0
Coupon                                                                                  Dated                                   3/4/2004
Settle                                          3/4/2004                                First Payment                           4/25/2004

--------------------------------------------------------------------------------------------------------------------------------
                                         Prepay                   100 *LB_04A_brace_CPR                   100 *LB_04A_brace_CPR
                                        Default                         1 to 6 over 12M                         1 to 6 over 12M
                                  Loss Severity                                    100%                                    100%
                              Servicer Advances                                    100%                                    100%
                                Liquidation Lag                                       3                                       3
                                          LIBOR                                 Forward                           Forward + 100
                                       TRIGGERS                                    FAIL                                    FAIL
--------------------------------------------------------------------------------------------------------------------------------
                                          Price                                   Yield                                   Yield
--------------------------------------------------------------------------------------------------------------------------------
                                          99-16                                   5.472                                   6.703
                                          99-17                                   5.464                                   6.695
                                          99-18                                   5.455                                   6.687
                                          99-19                                   5.446                                   6.679
                                          99-20                                   5.437                                   6.671
                                          99-21                                   5.428                                   6.662
                                          99-22                                   5.419                                   6.654
                                          99-23                                   5.411                                   6.646
--------------------------------------------------------------------------------------------------------------------------------
                                          99-24                                   5.402                                   6.638
                                          99-25                                   5.393                                   6.630
                                          99-26                                   5.384                                   6.621
                                          99-27                                   5.375                                   6.613
                                          99-28                                   5.367                                   6.605
                                          99-29                                   5.358                                   6.597
                                          99-30                                   5.349                                   6.589
                                          99-31                                   5.340                                   6.580
--------------------------------------------------------------------------------------------------------------------------------
                                         100-00                                   5.331                                   6.572
--------------------------------------------------------------------------------------------------------------------------------
                                         100-01                                   5.323                                   6.564
                                         100-02                                   5.314                                   6.556
                                         100-03                                   5.305                                   6.548
                                         100-04                                   5.296                                   6.540
                                         100-05                                   5.288                                   6.531
                                         100-06                                   5.279                                   6.523
                                         100-07                                   5.270                                   6.515
                                         100-08                                   5.261                                   6.507
--------------------------------------------------------------------------------------------------------------------------------
                                         100-09                                   5.253                                   6.499
                                         100-10                                   5.244                                   6.491
                                         100-11                                   5.235                                   6.483
                                         100-12                                   5.226                                   6.475
                                         100-13                                   5.218                                   6.466
                                         100-14                                   5.209                                   6.458
                                         100-15                                   5.200                                   6.450
                                         100-16                                   5.191                                   6.442
--------------------------------------------------------------------------------------------------------------------------------
                                            WAL                                    3.92                                    4.38
                                       Mod Durn                                    3.56                                    3.83
                            Principal Writedown                             0.00 (0.00%)                            0.00 (0.00%)
             Total Collat Loss (Collat Maturity)                   37,224,708.87 (8.27%)                   37,224,708.87 (8.27%)
      Total Collat Liquidation (Collat Maturity)                   37,224,708.87 (8.27%)                   37,224,708.87 (8.27%)
--------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M8

Balance                                         $10,130,000.00                          Delay                                   0
                                                                                        Dated                                   3/4/2004
Settle                                          3/4/2004                                First Payment                           4/25/2004

--------------------------------------------------------------------------------------------------------------------------------
                                         Prepay                   100 *LB_04A_brace_CPR                   100 *LB_04A_brace_CPR
                                        Default                               7.721 CDR                               7.117 CDR
                                  Loss Severity                                    100%                                    100%
                              Servicer Advances                                    100%                                    100%
                                Liquidation Lag                                      12                                      12
                                          LIBOR                                 Forward                           Forward + 100
                                       TRIGGERS                                    FAIL                                    FAIL
--------------------------------------------------------------------------------------------------------------------------------
                                          Price                                   Yield                                   Yield
--------------------------------------------------------------------------------------------------------------------------------
                                          99-16                                   6.719                                   7.695
                                          99-17                                   6.713                                   7.689
                                          99-18                                   6.708                                   7.683
                                          99-19                                   6.702                                   7.678
                                          99-20                                   6.697                                   7.672
                                          99-21                                   6.691                                   7.666
                                          99-22                                   6.686                                   7.661
                                          99-23                                   6.681                                   7.655
--------------------------------------------------------------------------------------------------------------------------------
                                          99-24                                   6.675                                   7.650
                                          99-25                                   6.670                                   7.644
                                          99-26                                   6.664                                   7.638
                                          99-27                                   6.659                                   7.633
                                          99-28                                   6.653                                   7.627
                                          99-29                                   6.648                                   7.622
                                          99-30                                   6.642                                   7.616
                                          99-31                                   6.637                                   7.610
--------------------------------------------------------------------------------------------------------------------------------
                                         100-00                                   6.632                                   7.605
--------------------------------------------------------------------------------------------------------------------------------
                                         100-01                                   6.626                                   7.599
                                         100-02                                   6.621                                   7.594
                                         100-03                                   6.615                                   7.588
                                         100-04                                   6.610                                   7.582
                                         100-05                                   6.604                                   7.577
                                         100-06                                   6.599                                   7.571
                                         100-07                                   6.594                                   7.566
                                         100-08                                   6.588                                   7.560
--------------------------------------------------------------------------------------------------------------------------------
                                         100-09                                   6.583                                   7.555
                                         100-10                                   6.577                                   7.549
                                         100-11                                   6.572                                   7.543
                                         100-12                                   6.567                                   7.538
                                         100-13                                   6.561                                   7.532
                                         100-14                                   6.556                                   7.527
                                         100-15                                   6.550                                   7.521
                                         100-16                                   6.545                                   7.516
--------------------------------------------------------------------------------------------------------------------------------
                                            WAL                                    7.08                                    7.15
                                       Mod Durn                                    5.75                                    5.59
                            Principal Writedown                         4,392.46 (0.04%)                          600.80 (0.01%)
             Total Collat Loss (Collat Maturity)                  58,638,409.89 (13.03%)                  54,389,045.97 (12.09%)
      Total Collat Liquidation (Collat Maturity)                  58,638,409.89 (13.03%)                  54,389,045.97 (12.09%)
--------------------------------------------------------------------------------------------------------------------------------
LB_04_A - Price/Yield - M8

Greenwich Capital

Balance                                         $10,130,000.00                          Delay                                   0
Coupon                                                                                  Dated                                   3/4/2004
Settle                                          3/4/2004                                First Payment                           4/25/2004

--------------------------------------------------------------------------------------------------------------------------------
                                         Prepay                   100 *LB_04A_brace_CPR                   100 *LB_04A_brace_CPR
                                        Default                         1 to 6 over 12M                         1 to 6 over 12M
                                  Loss Severity                                    100%                                    100%
                              Servicer Advances                                    100%                                    100%
                                Liquidation Lag                                       3                                       3
                                          LIBOR                                 Forward                           Forward + 100
                                       TRIGGERS                                    FAIL                                    FAIL
--------------------------------------------------------------------------------------------------------------------------------
                                          Price                                   Yield                                   Yield
--------------------------------------------------------------------------------------------------------------------------------
                                          99-16                                   5.472                                   6.703
                                          99-17                                   5.464                                   6.695
                                          99-18                                   5.455                                   6.687
                                          99-19                                   5.446                                   6.679
                                          99-20                                   5.437                                   6.671
                                          99-21                                   5.428                                   6.662
                                          99-22                                   5.419                                   6.654
                                          99-23                                   5.411                                   6.646
--------------------------------------------------------------------------------------------------------------------------------
                                          99-24                                   5.402                                   6.638
                                          99-25                                   5.393                                   6.630
                                          99-26                                   5.384                                   6.621
                                          99-27                                   5.375                                   6.613
                                          99-28                                   5.367                                   6.605
                                          99-29                                   5.358                                   6.597
                                          99-30                                   5.349                                   6.589
                                          99-31                                   5.340                                   6.580
--------------------------------------------------------------------------------------------------------------------------------
                                         100-00                                   5.331                                   6.572
--------------------------------------------------------------------------------------------------------------------------------
                                         100-01                                   5.323                                   6.564
                                         100-02                                   5.314                                   6.556
                                         100-03                                   5.305                                   6.548
                                         100-04                                   5.296                                   6.540
                                         100-05                                   5.288                                   6.531
                                         100-06                                   5.279                                   6.523
                                         100-07                                   5.270                                   6.515
                                         100-08                                   5.261                                   6.507
--------------------------------------------------------------------------------------------------------------------------------
                                         100-09                                   5.253                                   6.499
                                         100-10                                   5.244                                   6.491
                                         100-11                                   5.235                                   6.483
                                         100-12                                   5.226                                   6.475
                                         100-13                                   5.218                                   6.466
                                         100-14                                   5.209                                   6.458
                                         100-15                                   5.200                                   6.450
                                         100-16                                   5.191                                   6.442
--------------------------------------------------------------------------------------------------------------------------------
                                            WAL                                    3.92                                    4.38
                                       Mod Durn                                    3.56                                    3.83
                            Principal Writedown                             0.00 (0.00%)                            0.00 (0.00%)
             Total Collat Loss (Collat Maturity)                   37,224,708.87 (8.27%)                   37,224,708.87 (8.27%)
      Total Collat Liquidation (Collat Maturity)                   37,224,708.87 (8.27%)                   37,224,708.87 (8.27%)
--------------------------------------------------------------------------------------------------------------------------------

LB_04_A BE Analysis Class M9                                                                    Bracebridge

Balance                                  $15,750,000.00                           Delay                                   0
                                         5.59                                     Dated                                   3/4/2004
Settle                                   3/4/2004                                 First Payment                           4/25/2004

                                  Prepay                    100 *LB_04A_brace_CPR                   100 *LB_04A_brace_CPR
                                 Default                                6.399 CDR                               5.366 CDR
                           Loss Severity                                     100%                                    100%
                       Servicer Advances                                     100%                                    100%
                         Liquidation Lag                                       12                                      12
                                   LIBOR                                  Forward                           Forward + 100
                                Triggers                                     Fail                                    Fail
                     Optional Redemption                                  Call (N)                                Call (N)

                                     WAL                                     5.19                                    6.33
                                Mod Durn                                     3.92                                    4.61
                     Principal Writedown                         12,914.81 (0.08%)                       19,174.80 (0.12%)
      Total Collat Loss (Collat Maturity)                   49,268,802.11 (10.95%)                   41,767,259.94 (9.28%)
Total Collat Liquidation (Collat Maturity)                  49,268,802.11 (10.95%)                   41,767,259.94 (9.28%)

**10-50CPR over 12mos, 50 to mo 18, 60 to mo 24, 40 in mo 40 on

LB_04_A BE Analysis Class M9                                                                    Bracebridge

Balance                                  $15,750,000.00                           Delay                                   0
                                         5.59                                     Dated                                   3/4/2004
Settle                                   3/4/2004                                 First Payment                           4/25/2004

                                  Prepay                    100 *LB_04A_brace_CPR                   100 *LB_04A_brace_CPR
                                 Default                                5.732 CDR                               4.858 CDR
                           Loss Severity                                     100%                                    100%
                       Servicer Advances                                     100%                                    100%
                         Liquidation Lag                                        3                                       3
                                   LIBOR                                  Forward                           Forward + 100
                                Triggers                                     Fail                                    Fail
                     Optional Redemption                                  Call (N)                                Call (N)

                                     WAL                                     6.66                                    6.78
                                Mod Durn                                     4.99                                    4.92
                     Principal Writedown                         17,897.76 (0.11%)                        7,807.90 (0.05%)
      Total Collat Loss (Collat Maturity)                   45,155,860.66 (10.03%)                   38,629,821.14 (8.58%)
Total Collat Liquidation (Collat Maturity)                  45,155,860.66 (10.03%)                   38,629,821.14 (8.58%)

**10-50CPR over 12mos, 50 to mo 18, 60 to mo 24, 40 in mo 40 on

LB_04_A BE Analysis - Class M9

Balance                                  $15,750,000.00                         Delay                                  0
                                                                                Dated                                  3/4/2004
Settle                                   3/4/2004                               First Payment                          4/25/2004

                                  Prepay                       100 PricingSpeed                       100 PricingSpeed
                                 Default                              7.141 CDR                              5.555 CDR
                           Loss Severity                                   100%                                   100%
                       Servicer Advances                                   100%                                   100%
                         Liquidation Lag                                      6                                      6
                                   LIBOR                                   Flat                                Forward
                                Triggers                                   Fail                                   Fail
                     Optional Redemption                                Call (N)                               Call (N)

                                     WAL                                   9.26                                   9.56
                                Mod Durn                                   6.88                                   6.42
                     Principal Writedown                       12,537.91 (0.08%)                      16,854.29 (0.11%)
      Total Collat Loss (Collat Maturity)                 73,542,078.67 (16.34%)                 58,933,106.79 (13.10%)
Total Collat Liquidation (Collat Maturity)                73,542,078.67 (16.34%)                 58,933,106.79 (13.10%)

                                                                                                                 BREAKEVEN LOSSES

                            -----------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                              Static LIBOR                                                                   Forward LIBOR

                                                                  CDR                                                                             CDR
                                                                 Break                    CUM Loss                                               Break                     CUM Loss

                                       M-1                       18.464                    34.55%                                                16.381                     31.65%
                                       M-2                       16.813                    32.27%                                                14.738                     29.23%
                                       M-3                       15.377                    30.19%                                                13.312                     27.03%
                                       M-4                       14.003                    28.11%                                                11.949                     24.82%
                                       M-5                       12.682                    26.02%                                                10.642                     22.60%
                                       M-6                       11.407                    23.91%                                                9.385                      20.38%
                                       M-7                       10.176                    21.79%                                                8.182                      18.15%
                                       M-8                       8.940                     19.56%                                                7.046                      15.96%
                                       M-9                       7.735                     17.30%                                                6.006                      13.87%
                            -----------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A BE Analysis - Class M4                                                                      BONY

Balance                                  $10,130,000.00                           Delay                                    0
                                                                                  Dated                                    3/4/2004
Settle                                   3/4/2004                                 First Payment                            4/25/2004

                                  Prepay                         100 PricingSpeed                         100 PricingSpeed
                                 Default                      9.25 *BONY_FRM_LOSS                    25.359 *BONY_FRM_LOSS
                           Loss Severity                                     100%                                     100%
                       Servicer Advances                                     100%                                     100%
                         Liquidation Lag                                       12                                       12
                                   LIBOR                                  Forward                                  Forward
                                Triggers                                     Fail                                     Fail
                     Optional Redemption                                  Call (N)                                 Call (N)

                                     WAL                                     4.38                                     5.20
                                Mod Durn                                     3.96                                     4.60
                     Principal Writedown                              0.00 (0.00%)                         1,709.91 (0.02%)
      Total Collat Loss (Collat Maturity)                    40,481,810.46 (9.00%)                  103,950,470.21 (23.10%)
Total Collat Liquidation (Collat Maturity)                   40,481,810.46 (9.00%)                  103,950,470.21 (23.10%)

LB_04_A BE Analysis - Class M5                                                                      BONY

Balance                                  $10,130,000.00                           Delay                                    0
                                                                                  Dated                                    3/4/2004
Settle                                   3/4/2004                                 First Payment                            4/25/2004

                                  Prepay                         100 PricingSpeed                         100 PricingSpeed
                                 Default                      9.25 *BONY_FRM_LOSS                    21.684 *BONY_FRM_LOSS
                           Loss Severity                                     100%                                     100%
                       Servicer Advances                                     100%                                     100%
                         Liquidation Lag                                       12                                       12
                                   LIBOR                                  Forward                                  Forward
                                Triggers                                     Fail                                     Fail
                     Optional Redemption                                  Call (N)                                 Call (N)

                                     WAL                                     4.70                                     5.62
                                Mod Durn                                     4.19                                     4.88
                     Principal Writedown                              0.00 (0.00%)                           410.51 (0.00%)
      Total Collat Loss (Collat Maturity)                    40,481,810.46 (9.00%)                   94,373,398.35 (20.97%)
Total Collat Liquidation (Collat Maturity)                   40,481,810.46 (9.00%)                   94,373,398.35 (20.97%)

LB_04_A BE Analysis - Class M2                                                                      BONY

Balance                                  $11,250,000.00                           Delay                                    0
                                                                                  Dated                                    3/4/2004
Settle                                   3/4/2004                                 First Payment                            4/25/2004

                                  Prepay                         100 PricingSpeed                         100 PricingSpeed
                                 Default                      9.25 *BONY_FRM_LOSS                    35.055 *BONY_FRM_LOSS
                           Loss Severity                                     100%                                     100%
                       Servicer Advances                                     100%                                     100%
                         Liquidation Lag                                       12                                       12
                                   LIBOR                                  Forward                                  Forward
                                Triggers                                     Fail                                     Fail
                     Optional Redemption                                  Call (N)                                 Call (N)

                                     WAL                                     3.85                                     4.56
                                Mod Durn                                     3.57                                     4.16
                     Principal Writedown                              0.00 (0.00%)                         1,179.92 (0.01%)
      Total Collat Loss (Collat Maturity)                    40,481,810.46 (9.00%)                  123,174,785.15 (27.37%)
Total Collat Liquidation (Collat Maturity)                   40,481,810.46 (9.00%)                  123,174,785.15 (27.37%)

LB_04_A BE Analysis - M9                                                                      Cambridge

Balance                                  $15,750,000.00                         Delay                                  0
                                                                                Dated                                  3/4/2004
Settle                                   3/4/2004                               First Payment                          4/25/2004

                                  Prepay                       100 PricingSpeed                       100 PricingSpeed
                                 Default                              6.006 CDR                              3.998 CDR
                           Loss Severity                                   100%                                   100%
                       Servicer Advances                                   100%                                   100%
                         Liquidation Lag                                     12                                     12
                                   LIBOR                                Forward                          Forward + 200
                                Triggers                                   Fail                                   Fail
                     Optional Redemption                                Call (N)                               Call (N)

                                     WAL                                   7.97                                   9.98
                                Mod Durn                                   5.37                                   6.17
                     Principal Writedown                       24,016.37 (0.15%)                      21,475.83 (0.14%)
      Total Collat Loss (Collat Maturity)                 62,399,568.37 (13.87%)                  43,157,094.16 (9.59%)
Total Collat Liquidation (Collat Maturity)                62,399,568.37 (13.87%)                  43,157,094.16 (9.59%)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #1

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

                                         Forward                            Forward                           Forward

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                   99-16                              6.595                             6.686                             7.018
                                   99-17                              6.569                             6.662                             7.001
                                   99-18                              6.543                             6.639                             6.985
                                   99-19                              6.516                             6.615                             6.968
                                   99-20                              6.490                             6.592                             6.951
                                   99-21                              6.463                             6.568                             6.934
                                   99-22                              6.437                             6.545                             6.918
                                   99-23                              6.410                             6.522                             6.901
                                   99-24                              6.384                             6.498                             6.884
                                   99-25                              6.358                             6.475                             6.867
                                   99-26                              6.331                             6.451                             6.851
                                   99-27                              6.305                             6.428                             6.834
                                   99-28                              6.278                             6.404                             6.817
                                   99-29                              6.252                             6.381                             6.801
                                   99-30                              6.226                             6.358                             6.784
                                   99-31                              6.199                             6.334                             6.767
                                  100-00                              6.173                             6.311                             6.750
                                  100-01                              6.147                             6.287                             6.734
                                  100-02                              6.121                             6.264                             6.717
                                  100-03                              6.094                             6.241                             6.701
                                  100-04                              6.068                             6.217                             6.684
                                  100-05                              6.042                             6.194                             6.667
                                  100-06                              6.016                             6.171                             6.651
                                  100-07                              5.989                             6.147                             6.634
                                  100-08                              5.963                             6.124                             6.617
                                  100-09                              5.937                             6.101                             6.601
                                  100-10                              5.911                             6.078                             6.584
                                  100-11                              5.885                             6.054                             6.568
                                  100-12                              5.859                             6.031                             6.551
                                  100-13                              5.832                             6.008                             6.534
                                  100-14                              5.806                             5.985                             6.518
                                  100-15                              5.780                             5.961                             6.501
                                  100-16                              5.754                             5.938                             6.485
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               1.27                              1.44                              2.07
                                Mod Durn                               1.19                              1.34                              1.87
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)              38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)
Total Collat Liquidation (Collat Maturity)             38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR1              100 *LB04A_CAMB_CDR1              100 *LB04A_CAMB_CDR1
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #2

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

                                         Forward                            Forward                           Forward

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                   99-16                              6.617                             7.626                             8.087
                                   99-17                              6.592                             7.611                             8.077
                                   99-18                              6.566                             7.595                             8.066
                                   99-19                              6.540                             7.579                             8.056
                                   99-20                              6.514                             7.564                             8.045
                                   99-21                              6.488                             7.548                             8.035
                                   99-22                              6.462                             7.533                             8.024
                                   99-23                              6.437                             7.517                             8.014
                                   99-24                              6.411                             7.501                             8.003
                                   99-25                              6.385                             7.486                             7.993
                                   99-26                              6.359                             7.470                             7.982
                                   99-27                              6.334                             7.455                             7.972
                                   99-28                              6.308                             7.439                             7.961
                                   99-29                              6.282                             7.423                             7.951
                                   99-30                              6.257                             7.408                             7.940
                                   99-31                              6.231                             7.392                             7.930
                                  100-00                              6.205                             7.377                             7.919
                                  100-01                              6.179                             7.361                             7.909
                                  100-02                              6.154                             7.346                             7.898
                                  100-03                              6.128                             7.330                             7.888
                                  100-04                              6.103                             7.315                             7.877
                                  100-05                              6.077                             7.299                             7.867
                                  100-06                              6.051                             7.284                             7.856
                                  100-07                              6.026                             7.268                             7.846
                                  100-08                              6.000                             7.253                             7.836
                                  100-09                              5.975                             7.237                             7.825
                                  100-10                              5.949                             7.222                             7.815
                                  100-11                              5.923                             7.207                             7.804
                                  100-12                              5.898                             7.191                             7.794
                                  100-13                              5.872                             7.176                             7.783
                                  100-14                              5.847                             7.160                             7.773
                                  100-15                              5.821                             7.145                             7.763
                                  100-16                              5.796                             7.130                             7.752
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               1.30                              2.32                              3.52
                                Mod Durn                               1.22                              2.01                              2.99
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)
Total Collat Liquidation (Collat Maturity)            50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR2              100 *LB04A_CAMB_CDR2              100 *LB04A_CAMB_CDR2
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #3

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

                                         Forward                            Forward                           Forward

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                   99-16                              8.618                             8.929                             8.684
                                   99-17                              8.606                             8.919                             8.675
                                   99-18                              8.594                             8.910                             8.667
                                   99-19                              8.582                             8.901                             8.659
                                   99-20                              8.571                             8.892                             8.650
                                   99-21                              8.559                             8.883                             8.642
                                   99-22                              8.547                             8.874                             8.633
                                   99-23                              8.535                             8.864                             8.625
                                   99-24                              8.524                             8.855                             8.617
                                   99-25                              8.512                             8.846                             8.608
                                   99-26                              8.500                             8.837                             8.600
                                   99-27                              8.488                             8.828                             8.592
                                   99-28                              8.477                             8.819                             8.583
                                   99-29                              8.465                             8.810                             8.575
                                   99-30                              8.453                             8.801                             8.566
                                   99-31                              8.441                             8.791                             8.558
                                  100-00                              8.430                             8.782                             8.550
                                  100-01                              8.418                             8.773                             8.541
                                  100-02                              8.406                             8.764                             8.533
                                  100-03                              8.395                             8.755                             8.525
                                  100-04                              8.383                             8.746                             8.516
                                  100-05                              8.371                             8.737                             8.508
                                  100-06                              8.360                             8.728                             8.500
                                  100-07                              8.348                             8.719                             8.491
                                  100-08                              8.336                             8.710                             8.483
                                  100-09                              8.325                             8.701                             8.475
                                  100-10                              8.313                             8.692                             8.466
                                  100-11                              8.302                             8.683                             8.458
                                  100-12                              8.290                             8.674                             8.450
                                  100-13                              8.278                             8.664                             8.442
                                  100-14                              8.267                             8.655                             8.433
                                  100-15                              8.255                             8.646                             8.425
                                  100-16                              8.244                             8.637                             8.417
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               3.44                              4.45                              4.59
                                Mod Durn                               2.67                              3.43                              3.74
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)
Total Collat Liquidation (Collat Maturity)            72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR3              100 *LB04A_CAMB_CDR3              100 *LB04A_CAMB_CDR3
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)
LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #4

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

LIBOR                                    Forward + 200                      Forward + 200                     Forward + 200

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                   99-16                             10.815                            10.863                            10.553
                                   99-17                             10.808                            10.856                            10.545
                                   99-18                             10.801                            10.849                            10.537
                                   99-19                             10.793                            10.843                            10.529
                                   99-20                             10.786                            10.836                            10.520
                                   99-21                             10.779                            10.829                            10.512
                                   99-22                             10.771                            10.822                            10.504
                                   99-23                             10.764                            10.815                            10.496
                                   99-24                             10.757                            10.808                            10.487
                                   99-25                             10.750                            10.801                            10.479
                                   99-26                             10.742                            10.794                            10.471
                                   99-27                             10.735                            10.787                            10.463
                                   99-28                             10.728                            10.780                            10.454
                                   99-29                             10.720                            10.773                            10.446
                                   99-30                             10.713                            10.767                            10.438
                                   99-31                             10.706                            10.760                            10.430
                                  100-00                             10.699                            10.753                            10.422
                                  100-01                             10.691                            10.746                            10.413
                                  100-02                             10.684                            10.739                            10.405
                                  100-03                             10.677                            10.732                            10.397
                                  100-04                             10.670                            10.725                            10.389
                                  100-05                             10.662                            10.718                            10.381
                                  100-06                             10.655                            10.711                            10.372
                                  100-07                             10.648                            10.705                            10.364
                                  100-08                             10.641                            10.698                            10.356
                                  100-09                             10.633                            10.691                            10.348
                                  100-10                             10.626                            10.684                            10.340
                                  100-11                             10.619                            10.677                            10.331
                                  100-12                             10.612                            10.670                            10.323
                                  100-13                             10.605                            10.663                            10.315
                                  100-14                             10.597                            10.657                            10.307
                                  100-15                             10.590                            10.650                            10.299
                                  100-16                             10.583                            10.643                            10.291
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               6.14                              6.25                              4.85
                                Mod Durn                               4.30                              4.54                              3.80
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)              38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)
Total Collat Liquidation (Collat Maturity)             38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR4              100 *LB04A_CAMB_CDR4              100 *LB04A_CAMB_CDR4
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #5

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

LIBOR                                    Forward + 200                      Forward + 200                     Forward + 200

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                   99-16                             11.722                            11.537                            10.949
                                   99-17                             11.717                            11.532                            10.941
                                   99-18                             11.712                            11.526                            10.934
                                   99-19                             11.706                            11.521                            10.926
                                   99-20                             11.701                            11.516                            10.919
                                   99-21                             11.696                            11.510                            10.911
                                   99-22                             11.690                            11.505                            10.904
                                   99-23                             11.685                            11.499                            10.896
                                   99-24                             11.680                            11.494                            10.889
                                   99-25                             11.675                            11.488                            10.881
                                   99-26                             11.669                            11.483                            10.874
                                   99-27                             11.664                            11.477                            10.866
                                   99-28                             11.659                            11.472                            10.859
                                   99-29                             11.654                            11.466                            10.851
                                   99-30                             11.648                            11.461                            10.844
                                   99-31                             11.643                            11.455                            10.836
                                  100-00                             11.638                            11.450                            10.829
                                  100-01                             11.633                            11.444                            10.821
                                  100-02                             11.627                            11.439                            10.814
                                  100-03                             11.622                            11.434                            10.806
                                  100-04                             11.617                            11.428                            10.799
                                  100-05                             11.612                            11.423                            10.791
                                  100-06                             11.607                            11.417                            10.784
                                  100-07                             11.601                            11.412                            10.777
                                  100-08                             11.596                            11.406                            10.769
                                  100-09                             11.591                            11.401                            10.762
                                  100-10                             11.586                            11.396                            10.754
                                  100-11                             11.580                            11.390                            10.747
                                  100-12                             11.575                            11.385                            10.739
                                  100-13                             11.570                            11.379                            10.732
                                  100-14                             11.565                            11.374                            10.725
                                  100-15                             11.560                            11.368                            10.717
                                  100-16                             11.554                            11.363                            10.710
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               9.13                              8.26                              5.44
                                Mod Durn                               5.97                              5.73                              4.19
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)
Total Collat Liquidation (Collat Maturity)            50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR5              100 *LB04A_CAMB_CDR5              100 *LB04A_CAMB_CDR5
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #6

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

LIBOR                                    Forward + 200                      Forward + 200                     Forward + 200

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                   99-16                            -29.274                           -22.717                             1.025
                                   99-17                            -29.283                           -22.725                             1.019
                                   99-18                            -29.293                           -22.733                             1.013
                                   99-19                            -29.302                           -22.741                             1.007
                                   99-20                            -29.311                           -22.749                             1.001
                                   99-21                            -29.321                           -22.757                             0.995
                                   99-22                            -29.330                           -22.765                             0.989
                                   99-23                            -29.340                           -22.773                             0.983
                                   99-24                            -29.349                           -22.781                             0.977
                                   99-25                            -29.358                           -22.788                             0.971
                                   99-26                            -29.368                           -22.796                             0.965
                                   99-27                            -29.377                           -22.804                             0.959
                                   99-28                            -29.386                           -22.812                             0.953
                                   99-29                            -29.396                           -22.820                             0.947
                                   99-30                            -29.405                           -22.828                             0.941
                                   99-31                            -29.414                           -22.836                             0.935
                                  100-00                            -29.424                           -22.844                             0.929
                                  100-01                            -29.433                           -22.851                             0.923
                                  100-02                            -29.442                           -22.859                             0.917
                                  100-03                            -29.452                           -22.867                             0.911
                                  100-04                            -29.461                           -22.875                             0.905
                                  100-05                            -29.470                           -22.883                             0.899
                                  100-06                            -29.479                           -22.891                             0.893
                                  100-07                            -29.489                           -22.898                             0.887
                                  100-08                            -29.498                           -22.906                             0.881
                                  100-09                            -29.507                           -22.914                             0.875
                                  100-10                            -29.517                           -22.922                             0.869
                                  100-11                            -29.526                           -22.930                             0.863
                                  100-12                            -29.535                           -22.938                             0.857
                                  100-13                            -29.544                           -22.945                             0.851
                                  100-14                            -29.554                           -22.953                             0.845
                                  100-15                            -29.563                           -22.961                             0.839
                                  100-16                            -29.572                           -22.969                             0.833
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               4.37                              4.91                              5.97
                                Mod Durn                               3.35                              3.98                              5.22
                     Principal Writedown              15,359,553.86 (97.52%)           15,750,000.00 (100.00%)             8,283,786.87 (52.60%)
      Total Collat Loss (Collat Maturity)             72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)
Total Collat Liquidation (Collat Maturity)            72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR6              100 *LB04A_CAMB_CDR6              100 *LB04A_CAMB_CDR6
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A BE Analysis - M9                                                                      Cambridge

Balance                                  $15,750,000.00                         Delay                                  0
                                                                                Dated                                  3/4/2004
Settle                                   3/4/2004                               First Payment                          4/25/2004

                                  Prepay                       100 PricingSpeed                       100 PricingSpeed
                                 Default                              6.006 CDR                              3.998 CDR
                           Loss Severity                                   100%                                   100%
                       Servicer Advances                                   100%                                   100%
                         Liquidation Lag                                     12                                     12
                                   LIBOR                                Forward                          Forward + 200
                                Triggers                                   Fail                                   Fail
                     Optional Redemption                                Call (N)                               Call (N)

                                     WAL                                   7.97                                   9.98
                                Mod Durn                                   5.37                                   6.17
                     Principal Writedown                       24,016.37 (0.15%)                      21,475.83 (0.14%)
      Total Collat Loss (Collat Maturity)                 62,399,568.37 (13.87%)                  43,157,094.16 (9.59%)
Total Collat Liquidation (Collat Maturity)                62,399,568.37 (13.87%)                  43,157,094.16 (9.59%)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #1

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

                                         Forward                            Forward                           Forward

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                     290                             102-00                            102-08                           103-05+
                                     300                             101-28                           102-03+                           102-31+
                                     310                             101-24                            101-31                            102-25
                                     320                             101-20                           101-26+                           102-18+
                                     330                             101-16                            101-22                            102-12
                                     340                             101-12                           101-17+                           102-05+
                                     350                             101-08                            101-13                            101-31
                                     360                             101-04                           101-08+                            101-25
                                     370                             101-00                            101-04                           101-18+
                                     380                             100-28                           100-31+                            101-12
                                     390                             100-24                            100-27                           101-05+
                                     400                             100-20                           100-22+                           100-31+
                                     410                             100-16                            100-18                            100-25
                                     420                             100-12                           100-13+                            100-19
                                     430                             100-08                            100-09                           100-12+
                                     440                             100-04                           100-04+                            100-06
                                     450                             100-00                            100-00                            100-00
                                     460                              99-28                            99-27+                             99-26
                                     470                              99-24                             99-23                            99-19+
                                     480                              99-20                            99-18+                            99-13+
                                     490                              99-16                             99-14                             99-07
                                     500                             99-12+                             99-10                             99-01
                                     510                             99-08+                            99-05+                             98-27
                                     520                             99-04+                             99-01                            98-20+
                                     530                             99-00+                            98-28+                            98-14+
                                     540                             98-28+                             98-24                            98-08+
                                     550                             98-24+                             98-20                            98-02+
                                     560                              98-21                            98-15+                             97-28
                                     570                              98-17                             98-11                             97-22
                                     580                              98-13                            98-06+                             97-16
                                     590                              98-09                            98-02+                             97-10
                                     600                             98-05+                             97-30                             97-04
                                     610                             98-01+                            97-25+                             96-30
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               1.27                              1.44                              2.07
                                Mod Durn                               1.19                              1.34                              1.87
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)              38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)
Total Collat Liquidation (Collat Maturity)             38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR1              100 *LB04A_CAMB_CDR1              100 *LB04A_CAMB_CDR1
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #2

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

                                         Forward                            Forward                           Forward

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                     290                            102-01+                           103-18+                            106-04
                                     300                            101-29+                           103-11+                            105-25
                                     310                            101-25+                           103-04+                           105-14+
                                     320                             101-21                           102-29+                            105-04
                                     330                             101-17                           102-22+                           104-25+
                                     340                             101-13                           102-15+                            104-15
                                     350                             101-09                            102-09                           104-04+
                                     360                            101-04+                            102-02                            103-26
                                     370                            101-00+                            101-27                           103-15+
                                     380                            100-28+                           101-20+                            103-05
                                     390                            100-24+                           101-13+                            102-27
                                     400                            100-20+                            101-07                           102-16+
                                     410                            100-16+                           101-00+                            102-06
                                     420                             100-12                           100-25+                            101-28
                                     430                             100-08                            100-19                            101-18
                                     440                             100-04                           100-12+                           101-07+
                                     450                             100-00                            100-06                           100-29+
                                     460                              99-28                             99-31                           100-19+
                                     470                              99-24                            99-24+                           100-09+
                                     480                              99-20                             99-18                            99-31+
                                     490                              99-16                            99-11+                            99-21+
                                     500                              99-12                             99-05                             99-12
                                     510                              99-08                            98-30+                             99-02
                                     520                              99-04                             98-24                             98-24
                                     530                              99-00                             98-18                            98-14+
                                     540                              98-28                            98-11+                            98-04+
                                     550                              98-24                             98-05                             97-27
                                     560                              98-20                            97-30+                            97-17+
                                     570                              98-16                            97-24+                             97-08
                                     580                              98-12                             97-18                             96-30
                                     590                              98-08                             97-12                            96-20+
                                     600                              98-04                            97-05+                             96-11
                                     610                              98-00                            96-31+                            96-01+
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               1.30                              2.32                              3.52
                                Mod Durn                               1.22                              2.01                              2.99
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)
Total Collat Liquidation (Collat Maturity)            50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR2              100 *LB04A_CAMB_CDR2              100 *LB04A_CAMB_CDR2
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #3

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

                                         Forward                            Forward                           Forward

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                     290                            105-14+                           107-26+                            108-27
                                     300                            105-04+                           107-13+                           108-13+
                                     310                             104-27                            107-01                           107-31+
                                     320                            104-17+                           106-20+                            107-18
                                     330                            104-08+                            106-08                           107-04+
                                     340                             103-31                           105-27+                           106-22+
                                     350                            103-21+                            105-15                            106-09
                                     360                            103-12+                           105-02+                           105-27+
                                     370                             103-03                           104-22+                           105-14+
                                     380                             102-26                           104-10+                            105-01
                                     390                             102-17                           103-30+                            104-20
                                     400                             102-08                           103-18+                           104-06+
                                     410                             101-31                           103-06+                           103-25+
                                     420                            101-22+                           102-26+                           103-12+
                                     430                            101-13+                            102-15                           102-31+
                                     440                            101-04+                            102-03                           102-18+
                                     450                             100-28                           101-23+                           102-05+
                                     460                            100-19+                            101-12                            101-25
                                     470                             100-11                           101-00+                            101-12
                                     480                            100-02+                            100-21                           100-31+
                                     490                              99-26                            100-10                            100-19
                                     500                             99-17+                            99-30+                            100-06
                                     510                              99-09                            99-19+                            99-25+
                                     520                             99-00+                            99-08+                            99-13+
                                     530                             98-24+                            98-29+                             99-01
                                     540                              98-16                            98-18+                            98-20+
                                     550                              98-08                            98-07+                            98-08+
                                     560                              98-00                            97-28+                             97-28
                                     570                              97-24                             97-18                             97-16
                                     580                              97-16                             97-07                             97-04
                                     590                              97-08                            96-28+                             96-24
                                     600                              97-00                             96-18                             96-12
                                     610                              96-24                            96-07+                             96-00
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               3.44                              4.45                              4.59
                                Mod Durn                               2.67                              3.43                              3.74
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)
Total Collat Liquidation (Collat Maturity)            72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR3              100 *LB04A_CAMB_CDR3              100 *LB04A_CAMB_CDR3
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #4

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

LIBOR                                    Forward + 200                      Forward + 200                     Forward + 200

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                     290                             102-00                            102-08                           103-05+
                                     300                             101-28                           102-03+                           102-31+
                                     310                             101-24                            101-31                            102-25
                                     320                             101-20                           101-26+                           102-18+
                                     330                             101-16                            101-22                            102-12
                                     340                             101-12                           101-17+                           102-05+
                                     350                             101-08                            101-13                            101-31
                                     360                             101-04                           101-08+                            101-25
                                     370                             101-00                            101-04                           101-18+
                                     380                             100-28                           100-31+                            101-12
                                     390                             100-24                            100-27                           101-05+
                                     400                             100-20                           100-22+                           100-31+
                                     410                             100-16                            100-18                            100-25
                                     420                             100-12                           100-13+                            100-19
                                     430                             100-08                            100-09                           100-12+
                                     440                             100-04                           100-04+                            100-06
                                     450                             100-00                            100-00                            100-00
                                     460                              99-28                            99-27+                             99-26
                                     470                              99-24                             99-23                            99-19+
                                     480                              99-20                            99-18+                            99-13+
                                     490                              99-16                             99-14                             99-07
                                     500                             99-12+                             99-10                             99-01
                                     510                             99-08+                            99-05+                             98-27
                                     520                             99-04+                             99-01                            98-20+
                                     530                             99-00+                            98-28+                            98-14+
                                     540                             98-28+                             98-24                            98-08+
                                     550                             98-24+                             98-20                            98-02+
                                     560                              98-21                            98-15+                             97-28
                                     570                              98-17                             98-11                             97-22
                                     580                              98-13                            98-06+                             97-16
                                     590                              98-09                            98-02+                             97-10
                                     600                             98-05+                             97-30                             97-04
                                     610                             98-01+                            97-25+                             96-30
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               6.14                              6.25                              4.85
                                Mod Durn                               4.30                              4.54                              3.80
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)              38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)
Total Collat Liquidation (Collat Maturity)             38,775,833.45 (8.62%)             30,148,183.69 (6.70%)             18,689,846.27 (4.15%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR4              100 *LB04A_CAMB_CDR4              100 *LB04A_CAMB_CDR4
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #5

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

LIBOR                                    Forward + 200                      Forward + 200                     Forward + 200

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                     290                            102-01+                           103-18+                            106-04
                                     300                            101-29+                           103-11+                            105-25
                                     310                            101-25+                           103-04+                           105-14+
                                     320                             101-21                           102-29+                            105-04
                                     330                             101-17                           102-22+                           104-25+
                                     340                             101-13                           102-15+                            104-15
                                     350                             101-09                            102-09                           104-04+
                                     360                            101-04+                            102-02                            103-26
                                     370                            101-00+                            101-27                           103-15+
                                     380                            100-28+                           101-20+                            103-05
                                     390                            100-24+                           101-13+                            102-27
                                     400                            100-20+                            101-07                           102-16+
                                     410                            100-16+                           101-00+                            102-06
                                     420                             100-12                           100-25+                            101-28
                                     430                             100-08                            100-19                            101-18
                                     440                             100-04                           100-12+                           101-07+
                                     450                             100-00                            100-06                           100-29+
                                     460                              99-28                             99-31                           100-19+
                                     470                              99-24                            99-24+                           100-09+
                                     480                              99-20                             99-18                            99-31+
                                     490                              99-16                            99-11+                            99-21+
                                     500                              99-12                             99-05                             99-12
                                     510                              99-08                            98-30+                             99-02
                                     520                              99-04                             98-24                             98-24
                                     530                              99-00                             98-18                            98-14+
                                     540                              98-28                            98-11+                            98-04+
                                     550                              98-24                             98-05                             97-27
                                     560                              98-20                            97-30+                            97-17+
                                     570                              98-16                            97-24+                             97-08
                                     580                              98-12                             97-18                             96-30
                                     590                              98-08                             97-12                            96-20+
                                     600                              98-04                            97-05+                             96-11
                                     610                              98-00                            96-31+                            96-01+
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               9.13                              8.26                              5.44
                                Mod Durn                               5.97                              5.73                              4.19
                     Principal Writedown                        0.00 (0.00%)                      0.00 (0.00%)                      0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)
Total Collat Liquidation (Collat Maturity)            50,625,963.51 (11.25%)             39,506,399.74 (8.78%)             24,624,153.83 (5.47%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR5              100 *LB04A_CAMB_CDR5              100 *LB04A_CAMB_CDR5
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A Price/Yield - M9                                                                Cambridge

                                                                                      CDR Curve #6

Balance                                  $15,750,000.00                     Delay                             0
                                                                            Dated                             3/4/2004
Settle                                   3/4/2004                           First Payment                     4/25/2004

LIBOR                                    Forward + 200                      Forward + 200                     Forward + 200

                                   Price                              Yield                             Yield                             Yield
                                         -------------------------------------------------------------------------------------------------------
                                     290                            105-14+                           107-26+                            108-27
                                     300                            105-04+                           107-13+                           108-13+
                                     310                             104-27                            107-01                           107-31+
                                     320                            104-17+                           106-20+                            107-18
                                     330                            104-08+                            106-08                           107-04+
                                     340                             103-31                           105-27+                           106-22+
                                     350                            103-21+                            105-15                            106-09
                                     360                            103-12+                           105-02+                           105-27+
                                     370                             103-03                           104-22+                           105-14+
                                     380                             102-26                           104-10+                            105-01
                                     390                             102-17                           103-30+                            104-20
                                     400                             102-08                           103-18+                           104-06+
                                     410                             101-31                           103-06+                           103-25+
                                     420                            101-22+                           102-26+                           103-12+
                                     430                            101-13+                            102-15                           102-31+
                                     440                            101-04+                            102-03                           102-18+
                                     450                             100-28                           101-23+                           102-05+
                                     460                            100-19+                            101-12                            101-25
                                     470                             100-11                           101-00+                            101-12
                                     480                            100-02+                            100-21                           100-31+
                                     490                              99-26                            100-10                            100-19
                                     500                             99-17+                            99-30+                            100-06
                                     510                              99-09                            99-19+                            99-25+
                                     520                             99-00+                            99-08+                            99-13+
                                     530                             98-24+                            98-29+                             99-01
                                     540                              98-16                            98-18+                            98-20+
                                     550                              98-08                            98-07+                            98-08+
                                     560                              98-00                            97-28+                             97-28
                                     570                              97-24                             97-18                             97-16
                                     580                              97-16                             97-07                             97-04
                                     590                              97-08                            96-28+                             96-24
                                     600                              97-00                             96-18                             96-12
                                     610                              96-24                            96-07+                             96-00
                                         -------------------------------------------------------------------------------------------------------

                                     WAL                               4.37                              4.91                              5.97
                                Mod Durn                               3.35                              3.98                              5.22
                     Principal Writedown              15,359,553.86 (97.52%)           15,750,000.00 (100.00%)             8,283,786.87 (52.60%)
      Total Collat Loss (Collat Maturity)             72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)
Total Collat Liquidation (Collat Maturity)            72,857,984.01 (16.19%)            57,263,680.65 (12.73%)             36,073,400.20 (8.02%)

                                  Prepay                    75 PricingSpeed                  100 PricingSpeed                  150 PricingSpeed
                                 Default               100 *LB04A_CAMB_CDR6              100 *LB04A_CAMB_CDR6              100 *LB04A_CAMB_CDR6
                           Loss Severity                               100%                              100%                              100%
                       Servicer Advances                               100%                              100%                              100%
                         Liquidation Lag                                 12                                12                                12
                                Triggers                               Fail                              Fail                              Fail
                     Optional Redemption                            Call (N)                          Call (N)                          Call (N)

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #1

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR1            100 *LB04A_CAMB_CDR1            100 *LB04A_CAMB_CDR1                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                        Forward                         Forward                         Forward                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            540                             530                             507                            542
                                           98-29+                            538                             528                             506                            539
                                           98-30+                            535                             526                             504                            537
                                           98-31+                            533                             523                             502                            534
                                           99-00+                            530                             521                             501                            531
                                           99-01+                            527                             519                             499                            529
                                           99-02+                            525                             517                             498                            526
                                           99-03+                            522                             514                             496                            524
                                           99-04+                            520                             512                             494                            521
                                           99-05+                            517                             510                             493                            518
                                           99-06+                            515                             508                             491                            516
                                           99-07+                            512                             505                             489                            513
                                           99-08+                            510                             503                             488                            511
                                           99-09+                            507                             501                             486                            508
                                           99-10+                            505                             498                             485                            505
                                           99-11+                            502                             496                             483                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            499                             494                             481                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            497                             492                             480                            498
                                           99-14+                            494                             489                             478                            495
                                           99-15+                            492                             487                             477                            493
                                           99-16+                            489                             485                             475                            490
                                           99-17+                            487                             483                             473                            487
                                           99-18+                            484                             480                             472                            485
                                           99-19+                            482                             478                             470                            482
                                           99-20+                            479                             476                             468                            480
                                           99-21+                            477                             474                             467                            477
                                           99-22+                            474                             471                             465                            474
                                           99-23+                            472                             469                             464                            472
                                           99-24+                            469                             467                             462                            469
                                           99-25+                            466                             465                             460                            467
                                           99-26+                            464                             462                             459                            464
                                           99-27+                            461                             460                             457                            462
                                           99-28+                            459                             458                             456                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.27                            1.44                            2.07                           1.24
                                         Mod Durn                           1.20                            1.35                            1.90                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #2

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR2            100 *LB04A_CAMB_CDR2            100 *LB04A_CAMB_CDR2                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                        Forward                         Forward                         Forward                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            538                             513                             516                            542
                                           98-29+                            536                             512                             515                            539
                                           98-30+                            533                             510                             514                            537
                                           98-31+                            531                             509                             513                            534
                                           99-00+                            528                             507                             512                            531
                                           99-01+                            526                             506                             511                            529
                                           99-02+                            523                             504                             510                            526
                                           99-03+                            521                             502                             508                            524
                                           99-04+                            518                             501                             507                            521
                                           99-05+                            516                             499                             506                            518
                                           99-06+                            513                             498                             505                            516
                                           99-07+                            511                             496                             504                            513
                                           99-08+                            508                             495                             503                            511
                                           99-09+                            506                             493                             502                            508
                                           99-10+                            503                             492                             501                            505
                                           99-11+                            501                             490                             500                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            498                             489                             499                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            496                             487                             498                            498
                                           99-14+                            493                             486                             497                            495
                                           99-15+                            491                             484                             496                            493
                                           99-16+                            488                             482                             495                            490
                                           99-17+                            486                             481                             494                            487
                                           99-18+                            483                             479                             493                            485
                                           99-19+                            481                             478                             492                            482
                                           99-20+                            478                             476                             491                            480
                                           99-21+                            476                             475                             490                            477
                                           99-22+                            473                             473                             489                            474
                                           99-23+                            471                             472                             488                            472
                                           99-24+                            469                             470                             487                            469
                                           99-25+                            466                             469                             486                            467
                                           99-26+                            464                             467                             485                            464
                                           99-27+                            461                             466                             484                            462
                                           99-28+                            459                             464                             483                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.30                            2.32                            3.52                           1.24
                                         Mod Durn                           1.23                            2.03                            3.02                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #3

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR3            100 *LB04A_CAMB_CDR3            100 *LB04A_CAMB_CDR3                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                        Forward                         Forward                         Forward                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            525                             531                             534                            542
                                           98-29+                            524                             530                             533                            539
                                           98-30+                            523                             529                             532                            537
                                           98-31+                            521                             528                             531                            534
                                           99-00+                            520                             527                             530                            531
                                           99-01+                            519                             526                             530                            529
                                           99-02+                            518                             525                             529                            526
                                           99-03+                            517                             524                             528                            524
                                           99-04+                            515                             524                             527                            521
                                           99-05+                            514                             523                             526                            518
                                           99-06+                            513                             522                             525                            516
                                           99-07+                            512                             521                             525                            513
                                           99-08+                            511                             520                             524                            511
                                           99-09+                            509                             519                             523                            508
                                           99-10+                            508                             518                             522                            505
                                           99-11+                            507                             517                             521                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            506                             516                             521                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            505                             515                             520                            498
                                           99-14+                            503                             514                             519                            495
                                           99-15+                            502                             514                             518                            493
                                           99-16+                            501                             513                             517                            490
                                           99-17+                            500                             512                             517                            487
                                           99-18+                            499                             511                             516                            485
                                           99-19+                            497                             510                             515                            482
                                           99-20+                            496                             509                             514                            480
                                           99-21+                            495                             508                             513                            477
                                           99-22+                            494                             507                             513                            474
                                           99-23+                            493                             506                             512                            472
                                           99-24+                            492                             505                             511                            469
                                           99-25+                            490                             505                             510                            467
                                           99-26+                            489                             504                             509                            464
                                           99-27+                            488                             503                             509                            462
                                           99-28+                            487                             502                             508                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           3.44                            4.45                            4.59                           1.24
                                         Mod Durn                           2.69                            3.47                            3.79                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #4

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR4            100 *LB04A_CAMB_CDR4            100 *LB04A_CAMB_CDR4                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            540                             530                             507                            542
                                           98-29+                            538                             528                             506                            539
                                           98-30+                            535                             526                             504                            537
                                           98-31+                            533                             523                             502                            534
                                           99-00+                            530                             521                             501                            531
                                           99-01+                            527                             519                             499                            529
                                           99-02+                            525                             517                             498                            526
                                           99-03+                            522                             514                             496                            524
                                           99-04+                            520                             512                             494                            521
                                           99-05+                            517                             510                             493                            518
                                           99-06+                            515                             508                             491                            516
                                           99-07+                            512                             505                             489                            513
                                           99-08+                            510                             503                             488                            511
                                           99-09+                            507                             501                             486                            508
                                           99-10+                            505                             498                             485                            505
                                           99-11+                            502                             496                             483                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            499                             494                             481                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            497                             492                             480                            498
                                           99-14+                            494                             489                             478                            495
                                           99-15+                            492                             487                             477                            493
                                           99-16+                            489                             485                             475                            490
                                           99-17+                            487                             483                             473                            487
                                           99-18+                            484                             480                             472                            485
                                           99-19+                            482                             478                             470                            482
                                           99-20+                            479                             476                             468                            480
                                           99-21+                            477                             474                             467                            477
                                           99-22+                            474                             471                             465                            474
                                           99-23+                            472                             469                             464                            472
                                           99-24+                            469                             467                             462                            469
                                           99-25+                            466                             465                             460                            467
                                           99-26+                            464                             462                             459                            464
                                           99-27+                            461                             460                             457                            462
                                           99-28+                            459                             458                             456                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.27                            1.44                            2.07                           1.24
                                         Mod Durn                           1.20                            1.35                            1.90                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #5

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR5            100 *LB04A_CAMB_CDR5            100 *LB04A_CAMB_CDR5                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            538                             513                             516                            542
                                           98-29+                            536                             512                             515                            539
                                           98-30+                            533                             510                             514                            537
                                           98-31+                            531                             509                             513                            534
                                           99-00+                            528                             507                             512                            531
                                           99-01+                            526                             506                             511                            529
                                           99-02+                            523                             504                             510                            526
                                           99-03+                            521                             502                             508                            524
                                           99-04+                            518                             501                             507                            521
                                           99-05+                            516                             499                             506                            518
                                           99-06+                            513                             498                             505                            516
                                           99-07+                            511                             496                             504                            513
                                           99-08+                            508                             495                             503                            511
                                           99-09+                            506                             493                             502                            508
                                           99-10+                            503                             492                             501                            505
                                           99-11+                            501                             490                             500                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            498                             489                             499                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            496                             487                             498                            498
                                           99-14+                            493                             486                             497                            495
                                           99-15+                            491                             484                             496                            493
                                           99-16+                            488                             482                             495                            490
                                           99-17+                            486                             481                             494                            487
                                           99-18+                            483                             479                             493                            485
                                           99-19+                            481                             478                             492                            482
                                           99-20+                            478                             476                             491                            480
                                           99-21+                            476                             475                             490                            477
                                           99-22+                            473                             473                             489                            474
                                           99-23+                            471                             472                             488                            472
                                           99-24+                            469                             470                             487                            469
                                           99-25+                            466                             469                             486                            467
                                           99-26+                            464                             467                             485                            464
                                           99-27+                            461                             466                             484                            462
                                           99-28+                            459                             464                             483                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.30                            2.32                            3.52                           1.24
                                         Mod Durn                           1.23                            2.03                            3.02                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #6

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR6            100 *LB04A_CAMB_CDR6            100 *LB04A_CAMB_CDR6                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            525                             531                             534                            542
                                           98-29+                            524                             530                             533                            539
                                           98-30+                            523                             529                             532                            537
                                           98-31+                            521                             528                             531                            534
                                           99-00+                            520                             527                             530                            531
                                           99-01+                            519                             526                             530                            529
                                           99-02+                            518                             525                             529                            526
                                           99-03+                            517                             524                             528                            524
                                           99-04+                            515                             524                             527                            521
                                           99-05+                            514                             523                             526                            518
                                           99-06+                            513                             522                             525                            516
                                           99-07+                            512                             521                             525                            513
                                           99-08+                            511                             520                             524                            511
                                           99-09+                            509                             519                             523                            508
                                           99-10+                            508                             518                             522                            505
                                           99-11+                            507                             517                             521                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            506                             516                             521                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            505                             515                             520                            498
                                           99-14+                            503                             514                             519                            495
                                           99-15+                            502                             514                             518                            493
                                           99-16+                            501                             513                             517                            490
                                           99-17+                            500                             512                             517                            487
                                           99-18+                            499                             511                             516                            485
                                           99-19+                            497                             510                             515                            482
                                           99-20+                            496                             509                             514                            480
                                           99-21+                            495                             508                             513                            477
                                           99-22+                            494                             507                             513                            474
                                           99-23+                            493                             506                             512                            472
                                           99-24+                            492                             505                             511                            469
                                           99-25+                            490                             505                             510                            467
                                           99-26+                            489                             504                             509                            464
                                           99-27+                            488                             503                             509                            462
                                           99-28+                            487                             502                             508                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           3.44                            4.45                            4.59                           1.24
                                         Mod Durn                           2.69                            3.47                            3.79                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #1

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR1            100 *LB04A_CAMB_CDR1            100 *LB04A_CAMB_CDR1                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                        Forward                         Forward                         Forward                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            540                             530                             507                            542
                                           98-29+                            538                             528                             506                            539
                                           98-30+                            535                             526                             504                            537
                                           98-31+                            533                             523                             502                            534
                                           99-00+                            530                             521                             501                            531
                                           99-01+                            527                             519                             499                            529
                                           99-02+                            525                             517                             498                            526
                                           99-03+                            522                             514                             496                            524
                                           99-04+                            520                             512                             494                            521
                                           99-05+                            517                             510                             493                            518
                                           99-06+                            515                             508                             491                            516
                                           99-07+                            512                             505                             489                            513
                                           99-08+                            510                             503                             488                            511
                                           99-09+                            507                             501                             486                            508
                                           99-10+                            505                             498                             485                            505
                                           99-11+                            502                             496                             483                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            499                             494                             481                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            497                             492                             480                            498
                                           99-14+                            494                             489                             478                            495
                                           99-15+                            492                             487                             477                            493
                                           99-16+                            489                             485                             475                            490
                                           99-17+                            487                             483                             473                            487
                                           99-18+                            484                             480                             472                            485
                                           99-19+                            482                             478                             470                            482
                                           99-20+                            479                             476                             468                            480
                                           99-21+                            477                             474                             467                            477
                                           99-22+                            474                             471                             465                            474
                                           99-23+                            472                             469                             464                            472
                                           99-24+                            469                             467                             462                            469
                                           99-25+                            466                             465                             460                            467
                                           99-26+                            464                             462                             459                            464
                                           99-27+                            461                             460                             457                            462
                                           99-28+                            459                             458                             456                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.27                            1.44                            2.07                           1.24
                                         Mod Durn                           1.20                            1.35                            1.90                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #2

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR2            100 *LB04A_CAMB_CDR2            100 *LB04A_CAMB_CDR2                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                        Forward                         Forward                         Forward                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            538                             513                             516                            542
                                           98-29+                            536                             512                             515                            539
                                           98-30+                            533                             510                             514                            537
                                           98-31+                            531                             509                             513                            534
                                           99-00+                            528                             507                             512                            531
                                           99-01+                            526                             506                             511                            529
                                           99-02+                            523                             504                             510                            526
                                           99-03+                            521                             502                             508                            524
                                           99-04+                            518                             501                             507                            521
                                           99-05+                            516                             499                             506                            518
                                           99-06+                            513                             498                             505                            516
                                           99-07+                            511                             496                             504                            513
                                           99-08+                            508                             495                             503                            511
                                           99-09+                            506                             493                             502                            508
                                           99-10+                            503                             492                             501                            505
                                           99-11+                            501                             490                             500                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            498                             489                             499                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            496                             487                             498                            498
                                           99-14+                            493                             486                             497                            495
                                           99-15+                            491                             484                             496                            493
                                           99-16+                            488                             482                             495                            490
                                           99-17+                            486                             481                             494                            487
                                           99-18+                            483                             479                             493                            485
                                           99-19+                            481                             478                             492                            482
                                           99-20+                            478                             476                             491                            480
                                           99-21+                            476                             475                             490                            477
                                           99-22+                            473                             473                             489                            474
                                           99-23+                            471                             472                             488                            472
                                           99-24+                            469                             470                             487                            469
                                           99-25+                            466                             469                             486                            467
                                           99-26+                            464                             467                             485                            464
                                           99-27+                            461                             466                             484                            462
                                           99-28+                            459                             464                             483                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.30                            2.32                            3.52                           1.24
                                         Mod Durn                           1.23                            2.03                            3.02                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #3

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR3            100 *LB04A_CAMB_CDR3            100 *LB04A_CAMB_CDR3                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                        Forward                         Forward                         Forward                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            525                             531                             534                            542
                                           98-29+                            524                             530                             533                            539
                                           98-30+                            523                             529                             532                            537
                                           98-31+                            521                             528                             531                            534
                                           99-00+                            520                             527                             530                            531
                                           99-01+                            519                             526                             530                            529
                                           99-02+                            518                             525                             529                            526
                                           99-03+                            517                             524                             528                            524
                                           99-04+                            515                             524                             527                            521
                                           99-05+                            514                             523                             526                            518
                                           99-06+                            513                             522                             525                            516
                                           99-07+                            512                             521                             525                            513
                                           99-08+                            511                             520                             524                            511
                                           99-09+                            509                             519                             523                            508
                                           99-10+                            508                             518                             522                            505
                                           99-11+                            507                             517                             521                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            506                             516                             521                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            505                             515                             520                            498
                                           99-14+                            503                             514                             519                            495
                                           99-15+                            502                             514                             518                            493
                                           99-16+                            501                             513                             517                            490
                                           99-17+                            500                             512                             517                            487
                                           99-18+                            499                             511                             516                            485
                                           99-19+                            497                             510                             515                            482
                                           99-20+                            496                             509                             514                            480
                                           99-21+                            495                             508                             513                            477
                                           99-22+                            494                             507                             513                            474
                                           99-23+                            493                             506                             512                            472
                                           99-24+                            492                             505                             511                            469
                                           99-25+                            490                             505                             510                            467
                                           99-26+                            489                             504                             509                            464
                                           99-27+                            488                             503                             509                            462
                                           99-28+                            487                             502                             508                            459
--------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           3.44                            4.45                            4.59                           1.24
                                         Mod Durn                           2.69                            3.47                            3.79                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #4

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR4            100 *LB04A_CAMB_CDR4            100 *LB04A_CAMB_CDR4                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            492                             504                             522                            542
                                           98-29+                            492                             504                             521                            539
                                           98-30+                            491                             503                             520                            537
                                           98-31+                            490                             502                             519                            534
                                           99-00+                            490                             502                             519                            531
                                           99-01+                            489                             501                             518                            529
                                           99-02+                            488                             500                             517                            526
                                           99-03+                            487                             500                             516                            524
                                           99-04+                            487                             499                             515                            521
                                           99-05+                            486                             498                             515                            518
                                           99-06+                            485                             498                             514                            516
                                           99-07+                            485                             497                             513                            513
                                           99-08+                            484                             496                             512                            511
                                           99-09+                            483                             496                             511                            508
                                           99-10+                            482                             495                             511                            505
                                           99-11+                            482                             494                             510                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            481                             494                             509                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            480                             493                             508                            498
                                           99-14+                            480                             492                             508                            495
                                           99-15+                            479                             492                             507                            493
                                           99-16+                            478                             491                             506                            490
                                           99-17+                            477                             490                             505                            487
                                           99-18+                            477                             490                             504                            485
                                           99-19+                            476                             489                             504                            482
                                           99-20+                            475                             488                             503                            480
                                           99-21+                            475                             488                             502                            477
                                           99-22+                            474                             487                             501                            474
                                           99-23+                            473                             486                             501                            472
                                           99-24+                            472                             486                             500                            469
                                           99-25+                            472                             485                             499                            467
                                           99-26+                            471                             484                             498                            464
                                           99-27+                            470                             484                             497                            462
                                           99-28+                            470                             483                             497                            459
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------                                                                                               -------------------------------
                                              WAL                           6.14                            6.25                            4.85                           1.24
                                         Mod Durn                           4.35                            4.60                            3.86                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #5

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR5            100 *LB04A_CAMB_CDR5            100 *LB04A_CAMB_CDR5                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                            521                             528                             539                            542
                                           98-29+                            521                             527                             538                            539
                                           98-30+                            520                             527                             537                            537
                                           98-31+                            520                             526                             536                            534
                                           99-00+                            519                             526                             536                            531
                                           99-01+                            519                             525                             535                            529
                                           99-02+                            518                             525                             534                            526
                                           99-03+                            518                             524                             534                            524
                                           99-04+                            517                             524                             533                            521
                                           99-05+                            517                             523                             532                            518
                                           99-06+                            516                             522                             531                            516
                                           99-07+                            516                             522                             531                            513
                                           99-08+                            515                             521                             530                            511
                                           99-09+                            515                             521                             529                            508
                                           99-10+                            514                             520                             529                            505
                                           99-11+                            514                             520                             528                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                            513                             519                             527                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                            513                             519                             526                            498
                                           99-14+                            512                             518                             526                            495
                                           99-15+                            512                             518                             525                            493
                                           99-16+                            511                             517                             524                            490
                                           99-17+                            511                             517                             524                            487
                                           99-18+                            510                             516                             523                            485
                                           99-19+                            509                             516                             522                            482
                                           99-20+                            509                             515                             521                            480
                                           99-21+                            508                             515                             521                            477
                                           99-22+                            508                             514                             520                            474
                                           99-23+                            507                             514                             519                            472
                                           99-24+                            507                             513                             519                            469
                                           99-25+                            506                             513                             518                            467
                                           99-26+                            506                             512                             517                            464
                                           99-27+                            505                             511                             516                            462
                                           99-28+                            505                             511                             516                            459
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------                                                                                               -------------------------------
                                              WAL                           9.13                            8.26                            5.44                           1.24
                                         Mod Durn                           6.04                            5.81                            4.24                           1.18
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #6

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed               100 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR6            100 *LB04A_CAMB_CDR6            100 *LB04A_CAMB_CDR6                        No Loss
                                    Loss Severity                           100%                            100%                            100%                             0%
                                Servicer Advances                           100%                            100%                            100%                             0%
                                  Liquidation Lag                             12                              12                              12                              0
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200                           Flat
                                         TRIGGERS                           FAIL                            FAIL                            FAIL                           Pass
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin                    Disc Margin
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           98-28+                         -3,514                          -2,833                            -456                            542
                                           98-29+                         -3,515                          -2,834                            -456                            539
                                           98-30+                         -3,516                          -2,835                            -457                            537
                                           98-31+                         -3,517                          -2,836                            -458                            534
                                           99-00+                         -3,518                          -2,837                            -458                            531
                                           99-01+                         -3,519                          -2,838                            -459                            529
                                           99-02+                         -3,520                          -2,839                            -459                            526
                                           99-03+                         -3,522                          -2,839                            -460                            524
                                           99-04+                         -3,523                          -2,840                            -461                            521
                                           99-05+                         -3,524                          -2,841                            -461                            518
                                           99-06+                         -3,525                          -2,842                            -462                            516
                                           99-07+                         -3,526                          -2,843                            -462                            513
                                           99-08+                         -3,527                          -2,844                            -463                            511
                                           99-09+                         -3,528                          -2,845                            -464                            508
                                           99-10+                         -3,529                          -2,846                            -464                            505
                                           99-11+                         -3,530                          -2,846                            -465                            503
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-12+                         -3,531                          -2,847                            -465                            500
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                           99-13+                         -3,532                          -2,848                            -466                            498
                                           99-14+                         -3,533                          -2,849                            -467                            495
                                           99-15+                         -3,534                          -2,850                            -467                            493
                                           99-16+                         -3,535                          -2,851                            -468                            490
                                           99-17+                         -3,536                          -2,852                            -468                            487
                                           99-18+                         -3,538                          -2,853                            -469                            485
                                           99-19+                         -3,539                          -2,853                            -470                            482
                                           99-20+                         -3,540                          -2,854                            -470                            480
                                           99-21+                         -3,541                          -2,855                            -471                            477
                                           99-22+                         -3,542                          -2,856                            -471                            474
                                           99-23+                         -3,543                          -2,857                            -472                            472
                                           99-24+                         -3,544                          -2,858                            -473                            469
                                           99-25+                         -3,545                          -2,859                            -473                            467
                                           99-26+                         -3,546                          -2,860                            -474                            464
                                           99-27+                         -3,547                          -2,860                            -474                            462
                                           99-28+                         -3,548                          -2,861                            -475                            459
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------                                                                                               -------------------------------
                                              WAL                           4.37                            4.91                            5.97                           1.24
                                         Mod Durn                           3.39                            4.02                            5.29                           1.18
                              Principal Writedown          15,359,553.86 (97.52%)         15,750,000.00 (100.00%)           8,283,786.87 (52.60%)                   0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
        Total Collat Liquidation (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)                   0.00 (0.00%)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #1

-------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR1            100 *LB04A_CAMB_CDR1            100 *LB04A_CAMB_CDR1
                                    Loss Severity                           100%                            100%                            100%
                                Servicer Advances                           100%                            100%                            100%
                                  Liquidation Lag                             12                              12                              12
                                            LIBOR                        Forward                         Forward                         Forward
                                         TRIGGERS                           FAIL                            FAIL                            FAIL
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin
-------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-00                            614                             595                             554
                                            98-01                            611                             593                             552
                                            98-02                            608                             591                             550
                                            98-03                            606                             589                             549
                                            98-04                            603                             586                             547
                                            98-05                            601                             584                             546
                                            98-06                            598                             582                             544
                                            98-07                            595                             579                             542
                                            98-08                            593                             577                             541
                                            98-09                            590                             575                             539
                                            98-10                            588                             572                             537
                                            98-11                            585                             570                             536
                                            98-12                            583                             568                             534
                                            98-13                            580                             566                             532
                                            98-14                            577                             563                             531
                                            98-15                            575                             561                             529
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-16                            572                             559                             528
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-17                            570                             556                             526
                                            98-18                            567                             554                             524
                                            98-19                            565                             552                             523
                                            98-20                            562                             550                             521
                                            98-21                            559                             547                             519
                                            98-22                            557                             545                             518
                                            98-23                            554                             543                             516
                                            98-24                            552                             540                             515
                                            98-25                            549                             538                             513
                                            98-26                            547                             536                             511
                                            98-27                            544                             534                             510
                                            98-28                            542                             531                             508
                                            98-29                            539                             529                             506
                                            98-30                            536                             527                             505
                                            98-31                            534                             525                             503
                                            99-00                            531                             522                             502
-------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.27                            1.44                            2.07
                                         Mod Durn                           1.20                            1.35                            1.89
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
               Total Collat Loss (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)
        Total Collat Liquidation (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)
-------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #2

-------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR2            100 *LB04A_CAMB_CDR2            100 *LB04A_CAMB_CDR2
                                    Loss Severity                           100%                            100%                            100%
                                Servicer Advances                           100%                            100%                            100%
                                  Liquidation Lag                             12                              12                              12
                                            LIBOR                        Forward                         Forward                         Forward
                                         TRIGGERS                           FAIL                            FAIL                            FAIL
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin
-------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-00                            610                             558                             545
                                            98-01                            607                             556                             544
                                            98-02                            605                             555                             543
                                            98-03                            602                             553                             542
                                            98-04                            600                             552                             541
                                            98-05                            597                             550                             540
                                            98-06                            595                             549                             539
                                            98-07                            592                             547                             538
                                            98-08                            590                             545                             537
                                            98-09                            587                             544                             536
                                            98-10                            585                             542                             535
                                            98-11                            582                             541                             534
                                            98-12                            580                             539                             533
                                            98-13                            577                             538                             531
                                            98-14                            574                             536                             530
                                            98-15                            572                             534                             529
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-16                            569                             533                             528
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-17                            567                             531                             527
                                            98-18                            564                             530                             526
                                            98-19                            562                             528                             525
                                            98-20                            559                             527                             524
                                            98-21                            557                             525                             523
                                            98-22                            554                             523                             522
                                            98-23                            552                             522                             521
                                            98-24                            549                             520                             520
                                            98-25                            547                             519                             519
                                            98-26                            544                             517                             518
                                            98-27                            542                             516                             517
                                            98-28                            539                             514                             516
                                            98-29                            537                             513                             515
                                            98-30                            534                             511                             514
                                            98-31                            532                             509                             513
                                            99-00                            529                             508                             512
-------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           1.30                            2.32                            3.52
                                         Mod Durn                           1.23                            2.01                            3.01
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)
        Total Collat Liquidation (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)
-------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #3

-------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR3            100 *LB04A_CAMB_CDR3            100 *LB04A_CAMB_CDR3
                                    Loss Severity                           100%                            100%                            100%
                                Servicer Advances                           100%                            100%                            100%
                                  Liquidation Lag                             12                              12                              12
                                            LIBOR                        Forward                         Forward                         Forward
                                         TRIGGERS                           FAIL                            FAIL                            FAIL
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin
-------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-00                            560                             557                             557
                                            98-01                            559                             556                             556
                                            98-02                            557                             555                             555
                                            98-03                            556                             554                             554
                                            98-04                            555                             553                             554
                                            98-05                            554                             552                             553
                                            98-06                            553                             551                             552
                                            98-07                            551                             550                             551
                                            98-08                            550                             550                             550
                                            98-09                            549                             549                             549
                                            98-10                            548                             548                             549
                                            98-11                            546                             547                             548
                                            98-12                            545                             546                             547
                                            98-13                            544                             545                             546
                                            98-14                            543                             544                             545
                                            98-15                            541                             543                             545
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-16                            540                             542                             544
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-17                            539                             541                             543
                                            98-18                            538                             540                             542
                                            98-19                            537                             539                             541
                                            98-20                            535                             539                             540
                                            98-21                            534                             538                             540
                                            98-22                            533                             537                             539
                                            98-23                            532                             536                             538
                                            98-24                            531                             535                             537
                                            98-25                            529                             534                             536
                                            98-26                            528                             533                             536
                                            98-27                            527                             532                             535
                                            98-28                            526                             531                             534
                                            98-29                            524                             530                             533
                                            98-30                            523                             529                             532
                                            98-31                            522                             528                             532
                                            99-00                            521                             528                             531
-------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           3.44                            4.45                            4.59
                                         Mod Durn                           2.65                            3.44                            3.78
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)
        Total Collat Liquidation (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)
-------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #4

-------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR4            100 *LB04A_CAMB_CDR4            100 *LB04A_CAMB_CDR4
                                    Loss Severity                           100%                            100%                            100%
                                Servicer Advances                           100%                            100%                            100%
                                  Liquidation Lag                             12                              12                              12
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200
                                         TRIGGERS                           FAIL                            FAIL                            FAIL
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin
-------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-00                            513                             523                             544
                                            98-01                            512                             523                             544
                                            98-02                            512                             522                             543
                                            98-03                            511                             521                             542
                                            98-04                            510                             521                             541
                                            98-05                            509                             520                             540
                                            98-06                            509                             519                             540
                                            98-07                            508                             519                             539
                                            98-08                            507                             518                             538
                                            98-09                            506                             517                             537
                                            98-10                            506                             517                             536
                                            98-11                            505                             516                             536
                                            98-12                            504                             515                             535
                                            98-13                            504                             515                             534
                                            98-14                            503                             514                             533
                                            98-15                            502                             513                             532
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-16                            501                             513                             532
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-17                            501                             512                             531
                                            98-18                            500                             511                             530
                                            98-19                            499                             511                             529
                                            98-20                            498                             510                             528
                                            98-21                            498                             509                             528
                                            98-22                            497                             509                             527
                                            98-23                            496                             508                             526
                                            98-24                            496                             507                             525
                                            98-25                            495                             507                             524
                                            98-26                            494                             506                             524
                                            98-27                            493                             505                             523
                                            98-28                            493                             505                             522
                                            98-29                            492                             504                             521
                                            98-30                            491                             503                             521
                                            98-31                            491                             503                             520
                                            99-00                            490                             502                             519
-------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           6.14                            6.25                            4.85
                                         Mod Durn                           4.33                            4.58                            3.85
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
               Total Collat Loss (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)
        Total Collat Liquidation (Collat Maturity)          38,775,833.45 (8.62%)           30,148,183.69 (6.70%)           18,689,846.27 (4.15%)
-------------------------------------------------------------------------------------------------------------------------------------------------

LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #5

-------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR5            100 *LB04A_CAMB_CDR5            100 *LB04A_CAMB_CDR5
                                    Loss Severity                           100%                            100%                            100%
                                Servicer Advances                           100%                            100%                            100%
                                  Liquidation Lag                             12                              12                              12
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200
                                         TRIGGERS                           FAIL                            FAIL                            FAIL
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin
-------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-00                            536                             543                             559
                                            98-01                            536                             542                             558
                                            98-02                            535                             542                             558
                                            98-03                            535                             541                             557
                                            98-04                            534                             541                             556
                                            98-05                            534                             540                             556
                                            98-06                            533                             540                             555
                                            98-07                            533                             539                             554
                                            98-08                            532                             539                             553
                                            98-09                            531                             538                             553
                                            98-10                            531                             538                             552
                                            98-11                            530                             537                             551
                                            98-12                            530                             537                             551
                                            98-13                            529                             536                             550
                                            98-14                            529                             535                             549
                                            98-15                            528                             535                             548
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-16                            528                             534                             548
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-17                            527                             534                             547
                                            98-18                            527                             533                             546
                                            98-19                            526                             533                             545
                                            98-20                            526                             532                             545
                                            98-21                            525                             532                             544
                                            98-22                            525                             531                             543
                                            98-23                            524                             531                             543
                                            98-24                            524                             530                             542
                                            98-25                            523                             530                             541
                                            98-26                            523                             529                             540
                                            98-27                            522                             529                             540
                                            98-28                            522                             528                             539
                                            98-29                            521                             527                             538
                                            98-30                            521                             527                             538
                                            98-31                            520                             526                             537
                                            99-00                            520                             526                             536
-------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           9.13                            8.26                            5.44
                                         Mod Durn                           6.01                            5.79                            4.23
                              Principal Writedown                    0.00 (0.00%)                    0.00 (0.00%)                    0.00 (0.00%)
               Total Collat Loss (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)
        Total Collat Liquidation (Collat Maturity)         50,625,963.51 (11.25%)           39,506,399.74 (8.78%)           24,624,153.83 (5.47%)
-------------------------------------------------------------------------------------------------------------------------------------------------
LB_04_A - Price/Yield - M9                                                             Cambridge Analysis

Greenwich Capital

Balance                                           $15,750,000.00                 Delay                           0
Coupon                                                                           Dated                           3/4/2004
Settle                                            3/4/2004                       First Payment                   4/25/2004

                                                                                          CDR Curve #6

-------------------------------------------------------------------------------------------------------------------------------------------------
                                           Prepay                75 PricingSpeed                100 PricingSpeed                150 PricingSpeed
                                          Default           100 *LB04A_CAMB_CDR6            100 *LB04A_CAMB_CDR6            100 *LB04A_CAMB_CDR6
                                    Loss Severity                           100%                            100%                            100%
                                Servicer Advances                           100%                            100%                            100%
                                  Liquidation Lag                             12                              12                              12
                                            LIBOR                  Forward + 200                   Forward + 200                   Forward + 200
                                         TRIGGERS                           FAIL                            FAIL                            FAIL
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            Price                    Disc Margin                     Disc Margin                     Disc Margin
-------------------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-00                         -3,483                          -2,808                            -438
                                            98-01                         -3,485                          -2,809                            -439
                                            98-02                         -3,486                          -2,810                            -440
                                            98-03                         -3,487                          -2,811                            -440
                                            98-04                         -3,488                          -2,812                            -441
                                            98-05                         -3,489                          -2,813                            -441
                                            98-06                         -3,490                          -2,813                            -442
                                            98-07                         -3,491                          -2,814                            -443
                                            98-08                         -3,492                          -2,815                            -443
                                            98-09                         -3,493                          -2,816                            -444
                                            98-10                         -3,494                          -2,817                            -445
                                            98-11                         -3,495                          -2,818                            -445
                                            98-12                         -3,496                          -2,819                            -446
                                            98-13                         -3,497                          -2,820                            -446
                                            98-14                         -3,499                          -2,820                            -447
                                            98-15                         -3,500                          -2,821                            -448
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-16                         -3,501                          -2,822                            -448
-------------------------------------------------------------------------------------------------------------------------------------------------
                                            98-17                         -3,502                          -2,823                            -449
                                            98-18                         -3,503                          -2,824                            -449
                                            98-19                         -3,504                          -2,825                            -450
                                            98-20                         -3,505                          -2,826                            -451
                                            98-21                         -3,506                          -2,827                            -451
                                            98-22                         -3,507                          -2,828                            -452
                                            98-23                         -3,508                          -2,828                            -452
                                            98-24                         -3,509                          -2,829                            -453
                                            98-25                         -3,510                          -2,830                            -454
                                            98-26                         -3,511                          -2,831                            -454
                                            98-27                         -3,512                          -2,832                            -455
                                            98-28                         -3,514                          -2,833                            -456
                                            98-29                         -3,515                          -2,834                            -456
                                            98-30                         -3,516                          -2,835                            -457
                                            98-31                         -3,517                          -2,835                            -457
                                            99-00                         -3,518                          -2,836                            -458
-------------------------------------------------------------------------------------------------------------------------------------------------
                                              WAL                           4.37                            4.91                            5.97
                                         Mod Durn                           3.38                            4.00                            5.27
                              Principal Writedown          15,359,553.86 (97.52%)         15,750,000.00 (100.00%)           8,283,786.87 (52.60%)
               Total Collat Loss (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)
        Total Collat Liquidation (Collat Maturity)         72,857,984.01 (16.19%)          57,263,680.65 (12.73%)           36,073,400.20 (8.02%)
-------------------------------------------------------------------------------------------------------------------------------------------------
LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1            100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              12.64                               4.98                               2.75                              13.44                              5.28                               2.56
                                Mod Durn                               9.65                               4.42                               2.55                               7.92                              4.16                               2.25
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             58,913,110.11 (13.09%)              19,587,586.16 (4.35%)               5,692,729.67 (1.27%)             58,913,110.11 (13.09%)             19,587,586.16 (4.35%)               5,692,729.67 (1.27%)
Total Collat Liquidation (Collat Maturity)            58,913,110.11 (13.09%)              19,587,586.16 (4.35%)               5,692,729.67 (1.27%)             58,913,110.11 (13.09%)             19,587,586.16 (4.35%)               5,692,729.67 (1.27%)

LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2            100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              11.38                               4.87                               2.74                              15.37                              5.71                               2.59
                                Mod Durn                               8.90                               4.33                               2.55                               8.50                              4.43                               2.27
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            106,274,157.38 (23.62%)              39,372,816.02 (8.75%)              11,983,665.29 (2.66%)            106,274,157.38 (23.62%)             39,372,816.02 (8.75%)              11,983,665.29 (2.66%)
Total Collat Liquidation (Collat Maturity)           106,274,157.38 (23.62%)              39,372,816.02 (8.75%)              11,983,665.29 (2.66%)            106,274,157.38 (23.62%)             39,372,816.02 (8.75%)              11,983,665.29 (2.66%)
LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3            100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              10.89                               4.82                               2.48                              17.47                              6.32                               2.64
                                Mod Durn                               8.60                               4.30                               2.31                               9.31                              4.79                               2.31
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                 765,443.95 (7.56%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            140,826,797.37 (31.29%)             57,793,849.38 (12.84%)              18,801,488.22 (4.18%)            140,826,797.37 (31.29%)            57,793,849.38 (12.84%)              18,801,488.22 (4.18%)
Total Collat Liquidation (Collat Maturity)           140,826,797.37 (31.29%)             57,793,849.38 (12.84%)              18,801,488.22 (4.18%)            140,826,797.37 (31.29%)            57,793,849.38 (12.84%)              18,801,488.22 (4.18%)

LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4            100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              11.78                               4.92                               2.75                              14.25                              5.38                               2.56
                                Mod Durn                               9.14                               4.37                               2.56                               8.17                              4.23                               2.25
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             92,364,400.39 (20.53%)              31,062,502.88 (6.90%)               7,774,386.94 (1.73%)             92,364,400.39 (20.53%)             31,062,502.88 (6.90%)               7,774,386.94 (1.73%)
Total Collat Liquidation (Collat Maturity)            92,364,400.39 (20.53%)              31,062,502.88 (6.90%)               7,774,386.94 (1.73%)             92,364,400.39 (20.53%)             31,062,502.88 (6.90%)               7,774,386.94 (1.73%)

LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5            100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              11.19                               4.85                               2.75                              16.06                              5.73                               2.58
                                Mod Durn                               8.78                               4.32                               2.55                               8.68                              4.45                               2.26
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            114,878,699.83 (25.53%)              43,314,752.13 (9.63%)              12,094,348.25 (2.69%)            114,878,699.83 (25.53%)             43,314,752.13 (9.63%)              12,094,348.25 (2.69%)
Total Collat Liquidation (Collat Maturity)           114,878,699.83 (25.53%)              43,314,752.13 (9.63%)              12,094,348.25 (2.69%)            114,878,699.83 (25.53%)             43,314,752.13 (9.63%)              12,094,348.25 (2.69%)

LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6            100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              11.55                               4.87                               2.75                              14.98                              5.51                               2.56
                                Mod Durn                               9.00                               4.33                               2.56                               8.38                              4.31                               2.24
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            101,718,478.17 (22.60%)              35,956,670.43 (7.99%)               9,237,103.92 (2.05%)            101,718,478.17 (22.60%)             35,956,670.43 (7.99%)               9,237,103.92 (2.05%)
Total Collat Liquidation (Collat Maturity)           101,718,478.17 (22.60%)              35,956,670.43 (7.99%)               9,237,103.92 (2.05%)            101,718,478.17 (22.60%)             35,956,670.43 (7.99%)               9,237,103.92 (2.05%)

LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7            100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              12.58                               4.93                               2.75                              13.00                              5.32                               2.56
                                Mod Durn                               9.61                               4.38                               2.56                               7.76                              4.19                               2.24
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             63,596,004.42 (14.13%)              22,808,228.89 (5.07%)               6,369,411.80 (1.42%)             63,596,004.42 (14.13%)             22,808,228.89 (5.07%)               6,369,411.80 (1.42%)
Total Collat Liquidation (Collat Maturity)            63,596,004.42 (14.13%)              22,808,228.89 (5.07%)               6,369,411.80 (1.42%)             63,596,004.42 (14.13%)             22,808,228.89 (5.07%)               6,369,411.80 (1.42%)

LB_04_A - Price/Yield - M3                                                                LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8            100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              12.88                               5.03                               2.75                              13.29                              5.15                               2.55
                                Mod Durn                               9.79                               4.46                               2.56                               7.87                              4.09                               2.23
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             46,956,100.99 (10.43%)              15,411,793.86 (3.42%)               3,637,216.86 (0.81%)             46,956,100.99 (10.43%)             15,411,793.86 (3.42%)               3,637,216.86 (0.81%)
Total Collat Liquidation (Collat Maturity)            46,956,100.99 (10.43%)              15,411,793.86 (3.42%)               3,637,216.86 (0.81%)             46,956,100.99 (10.43%)             15,411,793.86 (3.42%)               3,637,216.86 (0.81%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1            100 *LB04A_LEHMAN_CDR1             100 *LB04A_LEHMAN_CDR1
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              13.23                               5.31                               2.97                              14.06                              5.65                               2.76
                                Mod Durn                               9.89                               4.66                               2.74                               8.04                              4.37                               2.39
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             58,913,110.11 (13.09%)              19,587,586.16 (4.35%)               5,692,729.67 (1.27%)             58,913,110.11 (13.09%)             19,587,586.16 (4.35%)               5,692,729.67 (1.27%)
Total Collat Liquidation (Collat Maturity)            58,913,110.11 (13.09%)              19,587,586.16 (4.35%)               5,692,729.67 (1.27%)             58,913,110.11 (13.09%)             19,587,586.16 (4.35%)               5,692,729.67 (1.27%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2            100 *LB04A_LEHMAN_CDR2             100 *LB04A_LEHMAN_CDR2
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              12.01                               5.19                               2.97                              16.38                              6.23                               2.80
                                Mod Durn                               9.20                               4.57                               2.74                               8.68                              4.72                               2.43
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            106,274,157.38 (23.62%)              39,372,816.02 (8.75%)              11,983,665.29 (2.66%)            106,274,157.38 (23.62%)             39,372,816.02 (8.75%)              11,983,665.29 (2.66%)
Total Collat Liquidation (Collat Maturity)           106,274,157.38 (23.62%)              39,372,816.02 (8.75%)              11,983,665.29 (2.66%)            106,274,157.38 (23.62%)             39,372,816.02 (8.75%)              11,983,665.29 (2.66%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3            100 *LB04A_LEHMAN_CDR3             100 *LB04A_LEHMAN_CDR3
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              11.46                               5.16                               2.68                               8.55                              7.14                               2.86
                                Mod Durn                               8.87                               4.54                               2.48                               5.02                              5.22                               2.47
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)            10,130,000.00 (100.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            140,826,797.37 (31.29%)             57,793,849.38 (12.84%)              18,801,488.22 (4.18%)            140,826,797.37 (31.29%)            57,793,849.38 (12.84%)              18,801,488.22 (4.18%)
Total Collat Liquidation (Collat Maturity)           140,826,797.37 (31.29%)             57,793,849.38 (12.84%)              18,801,488.22 (4.18%)            140,826,797.37 (31.29%)            57,793,849.38 (12.84%)              18,801,488.22 (4.18%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4            100 *LB04A_LEHMAN_CDR4             100 *LB04A_LEHMAN_CDR4
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              12.41                               5.23                               2.98                              15.09                              5.81                               2.75
                                Mod Durn                               9.43                               4.60                               2.75                               8.33                              4.47                               2.39
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             92,364,400.39 (20.53%)              31,062,502.88 (6.90%)               7,774,386.94 (1.73%)             92,364,400.39 (20.53%)             31,062,502.88 (6.90%)               7,774,386.94 (1.73%)
Total Collat Liquidation (Collat Maturity)            92,364,400.39 (20.53%)              31,062,502.88 (6.90%)               7,774,386.94 (1.73%)             92,364,400.39 (20.53%)             31,062,502.88 (6.90%)               7,774,386.94 (1.73%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5            100 *LB04A_LEHMAN_CDR5             100 *LB04A_LEHMAN_CDR5
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              11.84                               5.17                               2.97                              17.13                              6.30                               2.78
                                Mod Durn                               9.10                               4.55                               2.74                               8.86                              4.76                               2.41
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            114,878,699.83 (25.53%)              43,314,752.13 (9.63%)              12,094,348.25 (2.69%)            114,878,699.83 (25.53%)             43,314,752.13 (9.63%)              12,094,348.25 (2.69%)
Total Collat Liquidation (Collat Maturity)           114,878,699.83 (25.53%)              43,314,752.13 (9.63%)              12,094,348.25 (2.69%)            114,878,699.83 (25.53%)             43,314,752.13 (9.63%)              12,094,348.25 (2.69%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6            100 *LB04A_LEHMAN_CDR6             100 *LB04A_LEHMAN_CDR6
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              12.17                               5.18                               2.98                              15.94                              6.00                               2.75
                                Mod Durn                               9.29                               4.56                               2.75                               8.56                              4.58                               2.39
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)            101,718,478.17 (22.60%)              35,956,670.43 (7.99%)               9,237,103.92 (2.05%)            101,718,478.17 (22.60%)             35,956,670.43 (7.99%)               9,237,103.92 (2.05%)
Total Collat Liquidation (Collat Maturity)           101,718,478.17 (22.60%)              35,956,670.43 (7.99%)               9,237,103.92 (2.05%)            101,718,478.17 (22.60%)             35,956,670.43 (7.99%)               9,237,103.92 (2.05%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7            100 *LB04A_LEHMAN_CDR7             100 *LB04A_LEHMAN_CDR7
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              13.18                               5.26                               2.98                              14.78                              5.72                               2.75
                                Mod Durn                               9.86                               4.62                               2.75                               8.25                              4.41                               2.39
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             63,596,004.42 (14.13%)              22,808,228.89 (5.07%)               6,369,411.80 (1.42%)             63,596,004.42 (14.13%)             22,808,228.89 (5.07%)               6,369,411.80 (1.42%)
Total Collat Liquidation (Collat Maturity)            63,596,004.42 (14.13%)              22,808,228.89 (5.07%)               6,369,411.80 (1.42%)             63,596,004.42 (14.13%)             22,808,228.89 (5.07%)               6,369,411.80 (1.42%)

LB_04_A Price/Yield - M4                                                                  LEHMAN

Balance                                  $10,130,000.00                     Delay                              0
                                                                            Dated                              3/4/2004
Settle                                   3/4/2004                           First Payment                      4/25/2004

                               LIBOR_1MO                                  3                                  3                                  3                                  7                                 7                                  7
                                  Prepay                              6 CPR                             25 CPR                             50 CPR                              6 CPR                            25 CPR                             50 CPR
                                 Default             100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8            100 *LB04A_LEHMAN_CDR8             100 *LB04A_LEHMAN_CDR8
                           Loss Severity                               100%                               100%                               100%                               100%                              100%                               100%
                       Servicer Advances                               100%                               100%                               100%                               100%                              100%                               100%
                         Liquidation Lag                                 12                                 12                                 12                                 12                                12                                 12
                                  Delinq                               100%                               100%                               100%                               100%                              100%                               100%
                     Optional Redemption                            Call (N)                           Call (N)                           Call (N)                           Call (N)                          Call (N)                           Call (N)

                                     WAL                              13.47                               5.37                               2.98                              13.89                              5.50                               2.73
                                Mod Durn                              10.02                               4.71                               2.75                               7.99                              4.28                               2.37
                     Principal Writedown                        0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                       0.00 (0.00%)                      0.00 (0.00%)                       0.00 (0.00%)
      Total Collat Loss (Collat Maturity)             46,956,100.99 (10.43%)              15,411,793.86 (3.42%)               3,637,216.86 (0.81%)             46,956,100.99 (10.43%)             15,411,793.86 (3.42%)               3,637,216.86 (0.81%)
Total Collat Liquidation (Collat Maturity)            46,956,100.99 (10.43%)              15,411,793.86 (3.42%)               3,637,216.86 (0.81%)             46,956,100.99 (10.43%)             15,411,793.86 (3.42%)               3,637,216.86 (0.81%)

LB_04_A- Price/Yield - M7

Balance                                     $10,130,000.00                          Delay                                   0
                                                                                    Dated                                   3/4/2004
Settle                                      3/4/2004                                First Payment                           4/25/2004

                                      Price                                   Yield                                   Yield
                                     100.00                                  -0.002                                  -0.001
                                     Prepay                        100 PricingSpeed                        100 PricingSpeed
                                    Default                              36.663 CDR                              29.907 CDR
                              Loss Severity                                     30%                                     30%
                          Servicer Advances                                    100%                                    100%
                            Liquidation Lag                                      12                                      12
                                      LIBOR                                 Forward                            Forward +200
                                   Triggers                                    Fail                                    Fail
                        Optional Redemption                                 Call (N)                                Call (N)

                                        WAL                                    6.25                                    6.66
                                   Mod Durn                                    5.58                                    5.75
                        Principal Writedown                    3,929,610.11 (38.79%)                   5,556,054.95 (54.85%)
         Total Collat Loss (Collat Maturity)                  74,038,838.09 (16.45%)                  65,676,616.87 (14.59%)
  Total Collat Liquidation (Collat Maturity)                 241,922,050.72 (53.76%)                 214,486,381.54 (47.66%)

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                          LONG BEACH MORTGAGE LOAN TRUST 2004-A
                                                     Scheduled 3/01/04 Balances

TOTAL CURRENT BALANCE:                               304,009,941
NUMBER OF LOANS:                                           5,089

TOP STATE CONCENTRATIONS ($):               100.00 %  California
MAXIMUM ZIP CODE CONCENTRATION ($):           1.74%  95122  (San Jose, CA)

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
TOP FIFTY ZIP CODE        TOP FIFTY ZIP CODE      Mortgage Loans           the Cutoff Date      the Cutoff Date
 95122  San Jose, CA                                          66              5,300,089.74                 1.74
 94544  Hayward, CA                                           59              4,282,326.37                 1.41
 95127  San Jose, CA                                          53              4,216,475.76                 1.39
 95111  San Jose, CA                                          50              3,774,937.92                 1.24
 94806  Richmond, CA                                          58              3,573,872.63                 1.18
 94565  Bay Point, CA                                         55              3,278,152.81                 1.08
 95116  San Jose, CA                                          38              3,016,883.44                 0.99
 94509  Antioch, CA                                           50              2,959,173.52                 0.97
 95376  Tracy, CA                                             48              2,957,502.77                 0.97
 94303  Palo Alto, CA                                         32              2,651,749.95                 0.87
 94545  Hayward, CA                                           36              2,632,433.93                 0.87
 95020  Gilroy, CA                                            31              2,541,371.06                 0.84
 94587  Union City, CA                                        35              2,503,699.01                 0.82
 94603  Oakland, CA                                           43              2,414,588.90                 0.79
 95023  Hollister, CA                                         33              2,400,534.58                 0.79
 94621  Oakland, CA                                           44              2,382,243.10                 0.78
 94541  Hayward, CA                                           33              2,344,070.63                 0.77
 94080  South San Francisco, CA                               27              2,248,406.09                 0.74
 92703  Bristol, CA                                           34              2,217,838.88                 0.73
 95206  Stockton, CA                                          45              2,200,809.27                 0.72
 94015  Daly City, CA                                         24              2,189,840.48                 0.72
 93905  Alisal, CA                                            33              2,176,311.36                 0.72
 93906  Salinas, CA                                           32              2,159,835.60                 0.71
 94112  San Francisco, CA                                     23              2,113,029.67                 0.70
 95076  Pajaro, CA                                            25              2,061,816.22                 0.68
 95123  San Jose, CA                                          27              1,926,025.69                 0.63
 91342  Sylmar, CA                                            35              1,903,828.62                 0.63
 94014  Colma, CA                                             19              1,887,603.24                 0.62
 94591  Vallejo, CA                                           25              1,775,552.35                 0.58
 94066  San Bruno, CA                                         20              1,769,164.07                 0.58
 94947  Novato, CA                                            23              1,763,132.24                 0.58
 91331  Arleta, CA                                            36              1,757,787.21                 0.58
 92704  Diamond, CA                                           28              1,712,478.17                 0.56
 94804  Richmond, CA                                          28              1,688,354.68                 0.56
 93635  Los Banos, CA                                         36              1,581,430.27                 0.52
 94560  Newark, CA                                            20              1,535,549.23                 0.51
 94601  Oakland, CA                                           24              1,527,559.87                 0.50
 95403  Larkfield, CA                                         23              1,498,041.33                 0.49
 95121  San Jose, CA                                          20              1,483,565.20                 0.49
 94531  Antioch, CA                                           20              1,474,680.37                 0.49
 94605  Oakland, CA                                           25              1,466,533.63                 0.48
 91335  Encino, CA                                            25              1,441,023.02                 0.47
 94801  Richmond, CA                                          25              1,387,596.39                 0.46
 95407  Roseland, CA                                          21              1,375,832.25                 0.45
 95377  Tracy, CA                                             18              1,351,476.89                 0.44
 92707  Santa Ana, CA                                         22              1,338,699.34                 0.44
 94580  San Lorenzo, CA                                       16              1,275,204.10                 0.42
 92804  Anaheim, CA                                           18              1,275,195.40                 0.42
 94561  Oakley, CA                                            18              1,270,747.42                 0.42
 95401  Santa Rosa, CA                                        19              1,261,801.40                 0.42
----------------------------------------------------------------------------------------------------------------
Total                                                      1,598            109,326,856.07                35.96
================================================================================================================

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                          LONG BEACH MORTGAGE LOAN TRUST 2004-A
                                                     Scheduled 3/01/04 Balances

TOTAL CURRENT BALANCE:                               450,000,016
NUMBER OF LOANS:                                           9,150

                                                                                                        Minimum             Maximum
WAVG ORIGINAL LTV:                                         19.44%                                         5.00               25.07%

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
ORIGINAL LTV:                                     Mortgage Loans           the Cutoff Date      the Cutoff Date
   5.00  -   5.00                                              4                 65,700.37                 0.01
   5.01  -  10.00                                            143              6,165,095.65                 1.37
  10.01  -  15.00                                            633             31,228,132.80                 6.94
  15.01  -  20.00                                          8,359            411,959,984.85                91.55
  20.01  -  25.00                                             10                527,961.04                 0.12
  25.01  -  25.07                                              1                 53,141.17                 0.01
----------------------------------------------------------------------------------------------------------------
Total                                                      9,150            450,000,015.88               100.00
================================================================================================================

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
                                                          LONG BEACH MORTGAGE LOAN TRUST 2004-A
                                                     Scheduled 3/01/04 Balances

POOL:                                      Group I& Group II

TOTAL CURRENT BALANCE:                               159,766,112
NUMBER OF LOANS:                                           3,448

                                                                                                        Minimum             Maximum
AVG CURRENT BALANCE:                                  $46,335.88                                      $9,260.76         $162,621.67

WAVG GROSS COUPON:                                       11.2868%                                       8.0000             12.9900%

WAVG COMBINED ORIGINAL LTV:                                99.45%                                        40.00              100.00%

WAVG ORIGINAL TERM:                                          235 months                                     180                 360 months
WAVG REMAINING TERM:                                         230 months                                     164                 351 months

WAVG FICO SCORE:                                             640                                            600                 659

PREPAYMENT BREAKDOWN ($):                   100.00 %  No Prepayment Penalty

TOP STATE CONCENTRATIONS ($):               60.62 %  California,  9.30 %  Texas,  6.56 %  Colorado
MAXIMUM ZIP CODE CONCENTRATION ($):           1.23%  95122  (San Jose, CA)

FIRST PAY DATE:                                                                             Nov 01, 2002          Feb 01, 2004
PAID TO DATE:                                                                               Feb 01, 2004          May 01, 2004
MATURE DATE:                                                                                Nov 01, 2017          Jun 01, 2033

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
PRODUCT:                                          Mortgage Loans           the Cutoff Date      the Cutoff Date
 Fixed Rate Second Lien                                    3,448            159,766,111.98               100.00
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
PREPAYMENT PENALTY:                               Mortgage Loans           the Cutoff Date      the Cutoff Date
 No Prepayment Penalty                                     3,448            159,766,111.98               100.00
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
PRINCIPAL BALANCE:                                Mortgage Loans           the Cutoff Date      the Cutoff Date
          0.01  -  25,000.00                                 659             12,529,842.88                 7.84
  25,000.01  -  50,000.00                                  1,477             53,729,450.33                33.63
  50,000.01  -  75,000.00                                    845             51,144,082.97                32.01
  75,000.01  - 100,000.00                                    408             35,332,589.98                22.12
 100,000.01  - 125,000.00                                     43              4,760,277.41                 2.98
 125,000.01  - 150,000.00                                     13              1,792,812.81                 1.12
 150,000.01  - 200,000.00                                      3                477,055.60                 0.30
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
ORIGINAL TERM (months):                           Mortgage Loans           the Cutoff Date      the Cutoff Date
 180                                                         341             12,246,592.01                 7.67
 240                                                       3,106            147,429,836.14                92.28
 360                                                           1                 89,683.83                 0.06
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
REMAINING TERM (months):                          Mortgage Loans           the Cutoff Date      the Cutoff Date
 164  - 170                                                   52              1,776,186.57                 1.11
 171  - 180                                                  289             10,470,405.44                 6.55
 221  - 230                                                  346             17,101,799.86                10.70
 231  - 240                                                2,760            130,328,036.28                81.57
 351  - 351                                                    1                 89,683.83                 0.06
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
PROPERTY TYPE:                                    Mortgage Loans           the Cutoff Date      the Cutoff Date
 Single Family                                             2,632            123,873,622.98                77.53
 PUD                                                         428             17,978,854.76                11.25
 Condominium                                                 263             11,432,598.89                 7.16
 2-4 Units                                                   112              5,923,820.34                 3.71
 Townhouse                                                    13                557,215.01                 0.35
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
OCCUPANCY:                                        Mortgage Loans           the Cutoff Date      the Cutoff Date
 Primary                                                   3,448            159,766,111.98               100.00
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
PURPOSE:                                          Mortgage Loans           the Cutoff Date      the Cutoff Date
 Purchase                                                  3,128            144,340,784.50                90.35
 Cash Out Refinance                                          280             13,800,573.02                 8.64
 Rate/Term Refinance                                          40              1,624,754.46                 1.02
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
COMBINED ORIGINAL LTV:                            Mortgage Loans           the Cutoff Date      the Cutoff Date
  35.01  -  40.00                                              1                 56,095.32                 0.04
  75.01  -  80.00                                              1                 17,751.64                 0.01
  80.01  -  85.00                                              1                  9,768.97                 0.01
  85.01  -  90.00                                             48              2,380,362.92                 1.49
  90.01  -  95.00                                            196              9,484,118.73                 5.94
  95.01  - 100.00                                          3,201            147,818,014.40                92.52
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
STATE:                                            Mortgage Loans           the Cutoff Date      the Cutoff Date
 Alabama                                                      18                596,788.47                 0.37
 Alaska                                                       14                497,659.59                 0.31
 Arizona                                                      54              1,937,706.14                 1.21
 California                                                1,653             96,857,736.21                60.62
 Colorado                                                    247             10,477,680.18                 6.56
 Connecticut                                                   7                223,270.53                 0.14
 Florida                                                     157              5,529,739.41                 3.46
 Georgia                                                      33              1,356,782.78                 0.85
 Idaho                                                         4                 81,496.26                 0.05
 Illinois                                                     80              3,220,403.57                 2.02
 Indiana                                                       2                 28,920.36                 0.02
 Iowa                                                          1                 23,948.66                 0.01
 Kansas                                                        1                 22,807.10                 0.01
 Louisiana                                                     5                108,027.71                 0.07
 Maine                                                         1                 19,717.86                 0.01
 Maryland                                                     18                893,721.93                 0.56
 Massachusetts                                                18                889,930.41                 0.56
 Michigan                                                     23                753,706.76                 0.47
 Missouri                                                     11                311,793.90                 0.20
 Montana                                                      14                373,286.35                 0.23
 Nebraska                                                     11                277,838.11                 0.17
 Nevada                                                       35              1,355,903.47                 0.85
 New Hampshire                                                 3                106,435.81                 0.07
 New Jersey                                                    7                368,791.85                 0.23
 New Mexico                                                    6                137,556.01                 0.09
 New York                                                     27              1,334,004.73                 0.83
 North Carolina                                               32                889,289.96                 0.56
 Oklahoma                                                     15                384,105.56                 0.24
 Oregon                                                       86              3,188,523.02                 2.00
 Pennsylvania                                                 14                437,648.96                 0.27
 Rhode Island                                                  5                176,827.68                 0.11
 South Dakota                                                  1                 20,429.64                 0.01
 Tennessee                                                    15                400,306.58                 0.25
 Texas                                                       516             14,860,185.23                 9.30
 Utah                                                         74              2,495,994.56                 1.56
 Virginia                                                     11                614,761.20                 0.38
 Washington                                                  201              7,796,653.73                 4.88
 West Virginia                                                 2                 49,296.83                 0.03
 Wisconsin                                                    17                443,560.19                 0.28
 Wyoming                                                       9                222,874.68                 0.14
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
DOCUMENTATION:                                    Mortgage Loans           the Cutoff Date      the Cutoff Date
 Full Documentation                                        1,588             73,305,833.71                45.88
 Stated Income Documentation                               1,860             86,460,278.27                54.12
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
LIEN:                                             Mortgage Loans           the Cutoff Date      the Cutoff Date
 Second Lien                                               3,448            159,766,111.98               100.00
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
CREDIT GRADE:                                     Mortgage Loans           the Cutoff Date      the Cutoff Date
 A                                                         3,416            159,026,455.03                99.54
 B                                                            32                739,656.95                 0.46
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
FICO:                                             Mortgage Loans           the Cutoff Date      the Cutoff Date
 551  - 600                                                   18                723,701.52                 0.45
 601  - 650                                                2,455            113,987,379.19                71.35
 651  - 659                                                  975             45,055,031.27                28.20
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
GROSS COUPON:                                     Mortgage Loans           the Cutoff Date      the Cutoff Date
  7.001  -  8.000                                             11                319,075.80                 0.20
  8.001  -  9.000                                              4                 81,230.78                 0.05
  9.001  - 10.000                                            554             16,808,080.20                10.52
 10.001  - 11.000                                            674             33,031,185.99                20.67
 11.001  - 12.000                                          2,168            107,526,519.68                67.30
 12.001  - 13.000                                             37              2,000,019.53                 1.25
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
================================================================================================================

                                                                                                 % of Aggregate
                                                                         Principal Balance    Principal Balance
                                                       Number of         Outstanding as of    Outstanding as of
CA CONCENTRATION:                                 Mortgage Loans           the Cutoff Date      the Cutoff Date
 CA-NORTH                                                    917             57,495,156.76                35.99
 CA-SOUTH                                                    736             39,362,579.45                24.64
 OUTSIDE CA                                                1,795             62,908,375.77                39.38
----------------------------------------------------------------------------------------------------------------
Total                                                      3,448            159,766,111.98               100.00
=============================================================================================================